--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           FORM 8-K/A AMENDMENT NO. 1

                                 CURRENT REPORT

                             ---------------------

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 10, 1998

                       PREFERRED EMPLOYERS HOLDINGS, INC.

             (Exact name of Registrant as specified in its charter)

                                    DELAWARE

                 (State or other jurisdiction of incorporation)

                   1-12677                                      65-0698779
          (Commission File Number)                 (I.R.S. Employer Identification No.)

    10800 BISCAYNE BLVD., MIAMI, FLORIDA                           33161
  (Address of principal executive offices)                      (Zip Code)

                            ------------------------

       Registrant's telephone number, including area code: (305) 893-4040

                                 Not Applicable

         (Former name or former address, if changed since last report.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


    The Current Report on Form 8-K of Preferred Employers Holdings, Inc. (the "Company"), dated August 10, 1998, is hereby amended to include the following financial statements, required under Item 7 hereto, which were omitted from the Company's Current Report on Form 8-K filed with the Commission in August 1998. The Company's consolidated financial statements included herewith give retroactive effect to the consummation of the merger of the Company and National Explorers and Travelers Healthcare, Inc. on August 10, 1998, which was accounted for as a pooling of interests, as described in the notes to the consolidated financial statements.



        (a) Audited consolidated financial statements of the Company and National Explorers and Travelers Healthcare, Inc. for the years ended December 31, 1997 and 1996, and unaudited financial statements of the Company and National Explorers and Travelers Healthcare, Inc. for the six months ended June 30, 1998, which give retroactive effect to the merger of the Company and National Explorers and Travelers Healthcare, Inc.



        (b) Unaudited consolidating financial statements of the Company and National Explorers and Travelers Healthcare, Inc. for the years ended December 31, 1997 and 1996 and for the six months ended June 30, 1998 and 1997, which give retroactive effect to the merger of the Company and National Explorers and Travelers Healthcare, Inc.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                PREFERRED EMPLOYERS HOLDINGS, INC.

                                By:           /s/ WILLIAM R. DRESBACK
                                     -----------------------------------------
                                                William R. Dresback
                                               Senior Vice President,
                                       Chief Financial Officer and Secretary
                                        (Principal Financial and Accounting
Date: October 23, 1998                                Officer)

                                 EXHIBIT INDEX


EXHIBIT NO.                                             EXHIBITS                                              PAGE NO.
-------------  -------------------------------------------------------------------------------------------  -------------

       2.1*    Stock Purchase Agreement, dated as of July 10, 1998, by and among Preferred Employers
               Holdings, Inc., Preferred Healthcare Staffing, Inc. and Debbie Bender-Balazich, Steven
               Barth, Steven Jones and Stephen M. McLaughlin.

      10.1*    Employment Agreement, dated as of August 10, 1998, between Preferred Healthcare Staffing,
               Inc. and Debbie Bender-Balazich.

      10.2*    Stock Option Agreement, dated as of August 10, 1998, between Preferred Employers Holdings,
               Inc. and Debbie Bender-Balazich.

      10.3*    Employment Agreement, dated as of August 10, 1998, between Preferred Healthcare Staffing,
               Inc. and Stephen M. McLaughlin.

      10.4*    Stock Option Agreement, dated as of August 10, 1998, between Preferred Employers Holdings,
               Inc. and Stephen M. McLaughlin.

      10.5*    Registration Rights Agreement, dated as of August 10, 1998, by and among Preferred
               Employers Holdings, Inc. and Debbie Bender-Balazich, Steven Barth, Steven Jones and Stephen
               M. McLaughlin.

     27.1**    Financial Data Schedule.

      99.1*    Press release of the Company dated August 12, 1998.


------------------------

* Previously filed as part of the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 20, 1998.


**  Filed herewith.

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


                                                                                                           PAGE NO.
                                                                                                          -----------

AUDITED FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (RESTATED)

  Independent Auditors' Reports.........................................................................         F-2

  Report of Independent Accountants.....................................................................         F-3

  Consolidated Balance Sheet as of December 31, 1997....................................................         F-4

  Consolidated Statements of Operations for the years ended December 31, 1997 and 1996..................         F-5

  Consolidated Statements of Shareholders' Equity for the years ended December 31, 1997 and 1996........         F-6

  Consolidated Statements of Cash Flows for the years ended December 31, 1997 and 1996..................         F-7

  Notes to Consolidated Financial Statements............................................................         F-8

UNAUDITED CONSOLIDATING FINANCIAL SCHEDULES FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (RESTATED)

  Consolidating Balance Sheet Schedule as of December 31, 1997..........................................        F-21

  Consolidating Schedules of Operations for the years ended December 31, 1997 and December 31, 1996.....        F-22

  Consolidating Schedules of Shareholders' Equity for the years ended December 31, 1997 and 1996........        F-23

  Consolidating Schedules of Cash Flows for the years ended December 31, 1997 and 1996..................        F-24

UNAUDITED FINANCIAL STATEMENTS FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND 1997 (RESTATED)

  Consolidated Balance Sheet as of June 30, 1998........................................................        F-25

  Consolidated Statements of Operations for the six months ended June 30, 1998 and 1997.................        F-26

  Consolidated Statements of Cash Flows for the six months ended June 30, 1998 and 1997.................        F-27

  Notes to Consolidated Financial Statements............................................................        F-28

UNAUDITED CONSOLIDATING FINANCIAL SCHEDULES FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND 1997 (RESTATED)

  Consolidating Balance Sheet Schedule as of June 30, 1998..............................................        F-39

  Consolidating Schedules of Operations for the six months ended June 30, 1998 and 1997.................        F-40

  Consolidating Schedules of Cash Flows for the six months ended June 30, 1998 and 1997.................        F-41

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Preferred Employers Holdings, Inc.:

    We have audited the accompanying consolidated balance sheet of Preferred Employers Holdings, Inc. and subsidiaries as of December 31, 1997 and the related consolidated statements of operations, shareholders' equity, and cash flows for the years ended December 31, 1997 and 1996. The consolidated financial statements give retroactive effect to the merger of Preferred Employers Holdings, Inc. and subsidiaries and National Explorers and Travelers Healthcare, Inc. on August 10, 1998, which has been accounted for using the pooling of interests method as described in the notes to the consolidated financial statements. We have also audited the combination of the accompanying consolidated financial statements for the periods indicated above, after restatement for the August 10, 1998 pooling of interests. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. We did not audit the financial statements of National Explorers and Travelers Healthcare, Inc. which statements reflect total assets constituting 8% of the restated consolidated balance sheet totals, and which reflect net losses constituting approximately 98% and 120% of the respective restated consolidated statements of operations totals. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to data included for National Explorers and Travelers Healthcare, Inc. is based solely on the report of other auditors.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, based on our audits and the report of other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Preferred Employers Holdings, Inc. and subsidiaries as of December 31, 1997 and the results of their operations and cash flows for the years ended December 31, 1997 and 1996.


    Our audits were made for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The consolidating schedules are presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position, results of operations, and cash flows of the individual companies. The consolidating financial schedules have been subjected to the auditing procedures applied in the audits of the consolidated financial statements, and, in our opinion, based upon our procedures and the report of other auditors, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.


                                          /s/ KPMG Peat Marwick LLP

Miami, Florida
March 27, 1998, except for notes 1(b), 1(d) and 14 which are as of August 10, 1998.

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of
National Explorers and Travelers Health Care, Inc.
(d/b/a NET Healthcare, Inc.)
Fort Lauderdale, Florida



In our opinion, the accompanying balance sheet and the related statements of operations, shareholders' deficiency and of cash flows present fairly, in all material respects, the financial position of National Explorers and Travelers Health Care, Inc. (d/b/a NET Healthcare, Inc.) (the "Company") at December 31, 1997, and the results of their operations and their cash flows for the years ended December 31, 1996 and 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



Since the date of completion of our audit of the above referenced financial statements and the initial issuance of our report dated June 22, 1998, which contained an explanatory paragraph regarding the Company's ability to continue as a going concern and an emphasis of a matter paragraph regarding the pending sale of the Company, the shareholders of the Company, as discussed in Note 14, have sold their shares of the common stock of the Company to Preferred Healthcare Staffing, Inc., a subsidiary of Preferred Employers Holdings, Inc. Therefore the conditions that raised substantial doubt about whether the Company will continue as a going concern no longer exist.



PricewaterhouseCoopers LLP
Fort Lauderdale, Florida
June 22, 1998, except for the information in
Note 14, for which the date is August 10, 1998

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET

                          DECEMBER 31, 1997 (RESTATED)


                                                                                      PREVIOUSLY
                                                                                       REPORTED       RESTATED
                                                                                     -------------  -------------
ASSETS
Investments:
  Held-to-maturity securities, at amortized cost (fair value of $8,237,669)........  $   8,015,105      8,015,105
  Held-to-maturity securities, at amortized cost, restricted (fair value of
    $7,947,981)....................................................................      7,877,444      7,877,444
  Short-term investments...........................................................      7,090,550      7,090,550
                                                                                     -------------  -------------
      Total investments............................................................     22,983,099     22,983,099
Cash...............................................................................      4,125,147      4,125,271
Accrued investment and interest income.............................................        311,934        311,934
Receivables, net...................................................................        585,072      2,699,657
Deferred acquisition costs.........................................................        903,880        903,880
Property and equipment, net........................................................        478,826        709,800
Deferred tax assets................................................................        252,837        252,837
Deposits...........................................................................         24,921        154,787
Other assets.......................................................................         34,487        102,556
                                                                                     -------------  -------------
      Total assets.................................................................  $  29,700,203     32,243,821
                                                                                     -------------  -------------
                                                                                     -------------  -------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Notes payable......................................................................  $           0      2,440,000
Unpaid losses and loss adjustment expenses.........................................      6,107,613      6,107,613
Unearned premiums..................................................................      2,671,831      2,671,831
Premiums payable...................................................................      3,064,103      3,064,103
Commissions payable................................................................        330,055        330,055
Other liabilities..................................................................      4,750,082      5,215,387
Accounts payable and accrued expenses..............................................        508,127      1,360,613
Deferred reinsurance income........................................................        279,980        279,980
                                                                                     -------------  -------------
      Total liabilities............................................................     17,711,791     21,469,582
                                                                                     -------------  -------------
Shareholders' equity:
Common stock, $.01 par value; authorized 10,000,000 shares; issued 5,254,412 and
  5,771,497 shares, respectively...................................................         52,544         57,715
Additional paid-in capital.........................................................     10,367,074      9,147,730
Retained earnings..................................................................      2,074,351      2,074,351
                                                                                     -------------  -------------
Total shareholders' equity.........................................................     12,493,969     11,279,796
Treasury stock, at cost, 529,412 shares............................................       (505,557)      (505,557)
                                                                                     -------------  -------------
Net shareholders' equity...........................................................     11,988,412     10,774,239
                                                                                     -------------  -------------
Total liabilities and shareholders' equity.........................................  $  29,700,203     32,243,821
                                                                                     -------------  -------------
                                                                                     -------------  -------------


          See accompanying notes to consolidated financial statements.

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES



                     CONSOLIDATED STATEMENTS OF OPERATIONS


               YEARS ENDED DECEMBER 31, 1997 AND 1996 (RESTATED)


                                                                    DECEMBER 31, 1997      DECEMBER 31, 1996
                                                                  ----------------------  --------------------
                                                                  PREVIOUSLY              PREVIOUSLY
                                                                   REPORTED    RESTATED   REPORTED   RESTATED
                                                                  ----------  ----------  ---------  ---------
REVENUES:
Premiums earned.................................................  $11,674,659 11,674,659    524,760    524,760
Net commission income...........................................   2,359,445   2,359,445  2,462,625  2,462,625
Net Investment income...........................................   1,394,544   1,394,544    217,314    217,314
Staffing income.................................................           0  11,594,300          0  2,613,967
Other income....................................................     570,464     570,464    136,431    136,431
                                                                  ----------  ----------  ---------  ---------
Total revenues..................................................  15,999,112  27,593,412  3,341,130  5,955,097
                                                                  ----------  ----------  ---------  ---------
EXPENSES:
Losses and loss adjustment expenses.............................   6,257,095   6,257,095    270,251    270,251
Amortization of deferred acquisition costs......................   4,161,884   4,161,884    177,526    177,526
Staffing costs..................................................           0   9,610,778          0  2,218,456
Other expenses..................................................   4,145,201   6,080,808  2,937,145  3,845,267
                                                                  ----------  ----------  ---------  ---------
Total expenses..................................................  14,564,180  26,110,565  3,384,922  6,511,500
                                                                  ----------  ----------  ---------  ---------
Operating income (loss) before income taxes.....................   1,434,932   1,482,847    (43,792)  (556,403)
                                                                  ----------  ----------  ---------  ---------
Interest expense................................................     (16,534)   (663,909)   (41,942)  (154,044)
Non-operating income............................................           0           0    190,000    190,000
                                                                  ----------  ----------  ---------  ---------
Net non-operating income (expense)..............................     (16,534)   (663,909)   148,058     35,956
                                                                  ----------  ----------  ---------  ---------
Income (loss) before income taxes...............................   1,418,398     818,938    104,266   (520,447)
Income taxes....................................................     208,980     208,980          0          0
                                                                  ----------  ----------  ---------  ---------
Net income (loss)...............................................  $1,209,418     609,958    104,266   (520,447)
                                                                  ----------  ----------  ---------  ---------
                                                                  ----------  ----------  ---------  ---------
Weighted average shares outstanding.............................   4,513,562   5,030,647  3,000,000  3,517,085
                                                                  ----------  ----------  ---------  ---------
                                                                  ----------  ----------  ---------  ---------
Basic earnings (loss) per share.................................  $     0.27        0.12       0.03      (0.15)
                                                                  ----------  ----------  ---------  ---------
                                                                  ----------  ----------  ---------  ---------
Diluted earnings (loss) per share...............................  $     0.27        0.12       0.03      (0.15)
                                                                  ----------  ----------  ---------  ---------
                                                                  ----------  ----------  ---------  ---------
PRO FORMA INFORMATION (UNAUDITED):
Historical income (loss) before income taxes....................  $1,209,418     609,958    104,266   (520,447)
Pro forma income tax provision (benefit)........................           0    (459,316)    38,891   (194,127)
                                                                  ----------  ----------  ---------  ---------
Pro forma net income (loss).....................................  $1,209,418   1,069,274     65,375   (326,320)
                                                                  ----------  ----------  ---------  ---------
                                                                  ----------  ----------  ---------  ---------
Weighted average shares outstanding.............................   4,513,562   5,030,647  3,000,000  3,517,085
                                                                  ----------  ----------  ---------  ---------
                                                                  ----------  ----------  ---------  ---------
Pro forma net basic earnings (loss) per share...................  $     0.27        0.21       0.02      (0.09)
                                                                  ----------  ----------  ---------  ---------
                                                                  ----------  ----------  ---------  ---------
Pro forma net diluted earnings (loss) per share.................  $     0.27        0.21       0.02      (0.09)
                                                                  ----------  ----------  ---------  ---------
                                                                  ----------  ----------  ---------  ---------


          See accompanying notes to consolidated financial statements.

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES



                CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY


               YEARS ENDED DECEMBER 31, 1997 AND 1996 (RESTATED)


                                                              DECEMBER 31, 1997            DECEMBER 31, 1996
                                                         ----------------------------  --------------------------
                                                          PREVIOUSLY                    PREVIOUSLY
                                                           REPORTED       RESTATED       REPORTED      RESTATED
                                                         -------------  -------------  ------------  ------------
COMMON STOCK--NUMBER OF SHARES:
Balance at beginning of period.........................      3,529,412      3,529,412     3,529,412     3,529,412
Exchange of common shares..............................              0        517,085             0       517,085
Issuance of common shares..............................      1,725,000      1,725,000             0             0
                                                         -------------  -------------  ------------  ------------
Balance at end of period...............................      5,254,412      5,771,497     3,529,412     4,046,497
                                                         -------------  -------------  ------------  ------------
                                                         -------------  -------------  ------------  ------------
COMMON STOCK:
Balance at beginning of period.........................  $      35,294         35,294        35,294        35,294
Exchange of common shares..............................              0          5,171             0         5,171
Issuance of common shares..............................         17,250         17,250             0             0
                                                         -------------  -------------  ------------  ------------
Balance at end of period...............................  $      52,544         57,715        35,294        40,465
                                                         -------------  -------------  ------------  ------------
                                                         -------------  -------------  ------------  ------------
ADDITIONAL PAID-IN CAPITAL:
Balance at beginning of period.........................  $           0              0             0             0
Exchange of common shares..............................              0     (1,224,173)            0      (624,713)
Issuance of common shares..............................     10,367,074     10,371,903             0         4,829
                                                         -------------  -------------  ------------  ------------
Balance at end of period...............................  $  10,367,074      9,147,730             0      (619,884)
                                                         -------------  -------------  ------------  ------------
                                                         -------------  -------------  ------------  ------------
RETAINED EARNINGS:
Balance at beginning of period.........................  $     864,933        864,933       760,667       760,667
Net income.............................................      1,209,418      1,209,418       104,266       104,266
                                                         -------------  -------------  ------------  ------------
Balance at end of period...............................  $   2,074,351      2,074,351       864,933       864,933
                                                         -------------  -------------  ------------  ------------
                                                         -------------  -------------  ------------  ------------
TREASURY STOCK:
Balance at end of period...............................  $    (505,557)      (505,557)     (505,557)     (505,557)
                                                         -------------  -------------  ------------  ------------
TOTAL SHAREHOLDERS' EQUITY.............................  $  11,988,412     10,774,239       394,670      (220,043)
                                                         -------------  -------------  ------------  ------------
                                                         -------------  -------------  ------------  ------------


          See accompanying notes to consolidated financial statements.

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES



                     CONSOLIDATED STATEMENTS OF CASH FLOWS


               YEARS ENDED DECEMBER 31, 1997 AND 1996 (RESTATED)


                                                                  DECEMBER 31, 1997        DECEMBER 31, 1996
                                                               ------------------------  ----------------------
                                                               PREVIOUSLY                PREVIOUSLY
                                                                REPORTED     RESTATED     REPORTED    RESTATED
                                                               -----------  -----------  ----------  ----------
Cash flow from operating activities:
  Net income (loss)..........................................  $ 1,209,418      609,958     104,266    (520,447)
  Adjustments to reconcile net income (loss) to net cash
    provided by operating activities:
      Depreciation and amortization..........................      150,341      202,312     161,132     182,767
      Amortization of deferred acquisition costs.............    4,161,884    4,161,884     177,526     177,526
      Deferred income taxes..................................     (252,837)    (252,837)          0           0
      Provision for uncollectible accounts...................            0      106,367           0      23,212
        Change in:
          Accrued investment income..........................     (311,934)    (311,934)          0           0
          Receivables........................................    3,344,344    2,307,487  (3,583,802) (4,325,804)
          Unpaid losses and loss adjustment expenses.........    5,908,223    5,908,223     199,390     199,390
          Unearned premiums..................................      782,854      782,854   1,888,977   1,888,977
          Premium payable....................................     (521,487)    (521,487)  1,231,676   1,231,676
          Commissions payable................................     (179,302)    (179,302)    212,769     212,769
          Accounts payable and accrued expenses..............      135,437      696,852     367,215     640,177
          Deferred reinsurance income........................   (1,054,421)  (1,054,421)  1,334,401   1,334,401
          Other, net.........................................   (1,857,061)  (1,949,994)  1,083,264   1,016,582
                                                               -----------  -----------  ----------  ----------
            Net cash provided by operating activities........   11,515,459   10,505,962   3,176,814   2,061,226
                                                               -----------  -----------  ----------  ----------
Cash flow from investing activities:
  Purchase of fixed maturities...............................  (15,892,549) (15,892,549)          0           0
  Purchase of short-term investments, net....................   (7,090,550)  (7,090,550)          0           0
  Purchase of property and equipment.........................      (82,677)    (268,470)   (130,503)   (249,290)
                                                               -----------  -----------  ----------  ----------
            Net cash used in investing activities............  (23,065,776) (23,251,569)   (130,503)   (249,290)
                                                               -----------  -----------  ----------  ----------
Cash flow from financing activities:
  Proceeds from sale of common stock.........................   10,384,324   10,384,324           0           0
  Repayment of shareholder loan..............................     (300,000)    (300,000)   (275,000)   (275,000)
  Borrowings from revolving line of credit, net..............            0    1,114,779           0   1,285,221
  Other, net.................................................            0       27,008           0      (8,899)
                                                               -----------  -----------  ----------  ----------
            Net cash provided by (used in) financing
              activities.....................................   10,084,324   11,226,111    (275,000)  1,001,322
                                                               -----------  -----------  ----------  ----------
Net (decrease) increase in cash..............................   (1,465,993)  (1,519,496)  2,771,311   2,813,258
Cash at beginning of period..................................    5,591,140    5,644,767   2,819,829   2,831,509
                                                               -----------  -----------  ----------  ----------
Cash at end of period........................................  $ 4,125,147    4,125,271   5,591,140   5,644,767
                                                               -----------  -----------  ----------  ----------
                                                               -----------  -----------  ----------  ----------
Supplemental disclosure of cash flow information:
  Income taxes paid..........................................  $   202,300      202,300           0           0
                                                               -----------  -----------  ----------  ----------
                                                               -----------  -----------  ----------  ----------
  Interest paid..............................................  $         0      638,235           0     103,069
                                                               -----------  -----------  ----------  ----------
                                                               -----------  -----------  ----------  ----------


          See accompanying notes to consolidated financial statements.

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     DECEMBER 31, 1997 AND 1996 (RESTATED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    (A) BASIS OF PRESENTATION


    The accompanying consolidated financial statements of Preferred Employers Holdings, Inc. (the "Company") and its subsidiaries, as described below, are prepared in accordance with generally accepted accounting principles. These principles vary in certain respects from statutory accounting practices prescribed or permitted by regulatory authorities. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates, based on information available, in recording transactions resulting from business operations. The balance sheet amounts that involve a greater extent of accounting estimates and actuarial determinations subject to future changes are the Company's liabilities for unpaid losses and loss adjustment expenses. As additional information becomes available (or actual amounts are determinable), the recorded estimates may be revised and reflected in operating results. While management believes that the liability for unpaid losses and loss adjustment expenses is adequate to cover the ultimate liability, such estimates may be more or less than the amounts actually paid when claims are settled.


    (B) ORGANIZATION

    Preferred Employers Holdings, Inc. is the successor company to Preferred Employers Group, Inc. ("PEGI"). In February 1997, the Company completed an initial public offering of 1,725,000 shares of common stock (including the underwriter's over-allotment option) at a price of $7.25 per share. Immediately prior to the Company's initial public offering, the Company and the stockholders of PEGI (the "Exchanging Stockholders") effected a recapitalization whereby the Company exchanged 17,647.06 shares of common stock for each share of common stock of PEGI held by the Exchanging Stockholders (the "Exchange"). As a result of the Exchange, PEGI became a wholly owned subsidiary of the Company. Except as otherwise specified or when the context otherwise requires, references to the Company herein include Preferred Employers Holdings, Inc. and PEGI, through which the Company conducts certain of its operations.

    On August 10, 1998, the Company issued 517,085 shares of its common stock in exchange for all the outstanding common stock of National Explorers and Travelers Healthcare, Inc. ("NET Healthcare"), an employee staffing company and provider of temporary registered nurses and other professional medical personnel, primarily to client hospitals. This business combination was accounted for as a pooling-of-interests combination and, accordingly, the Company's consolidated financial statements for applicable periods prior to the combination have been restated to include the accounts and results of operations of NET Healthcare. The financial statements previously reported by the separate enterprises and the combined amounts are presented in the accompanying consolidated financial statements included herein. Prior to the combination, NET Healthcare reported its results of operations on a calendar year basis which is consistent with that of PEGI. In recording the pooling-of-interests combination, NET Healthcare's financial statements as of December 31, 1997 and for the years ended December 31, 1997 and 1996 were combined with the Company's financial statements for the same periods.

    The Company was appointed as a general agent ("GA") by the American International Group of Companies ("AIG"), a major group of international insurance carriers, on January 1, 1993. In this regard, the Company is authorized to write workers' compensation as well as other forms of "property and casualty" business (such other forms of insurance being hereinafter referred to as "Package") on behalf of

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES

                     DECEMBER 31, 1997 AND 1996 (RESTATED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
AIG. In addition, the Company was appointed as a GA by General Accident Insurance Company of America ("GAIC") on September 1, 1994, with the authority to write all forms of commercial property and casualty business for family style and fast-food restaurants. On June 11, 1996, GAIC advised the Company that it would no longer write Package insurance for fast-food restaurants; however, on March 20, 1997, the Company was appointed as a GA by the Kemper Group of Insurance Companies with the authority to write workers' compensation and other forms of commercial property and casualty business for family style and fast-food restaurants and convenience stores.

    (C) INSURANCE OPERATIONS

    In 1996, the Company formed a Bermuda licensed reinsurance subsidiary (the "Reinsurer") and entered into a reinsurance agreement (the "Agreement") with AIG during the fourth quarter of 1996. The Agreement provides that the Reinsurer assume certain workers' compensation and employer's liability insurance policies from AIG with policy inception dates as of January 1, 1996 and subsequent. Although the Reinsurer assumes the risks associated with being a reinsurer, the Agreement limits the liability of the Reinsurer for losses and certain defined expenses to the first $300,000 per occurrence. In addition, the Agreement limits the aggregate liability of the Reinsurer for all coverage to an amount not to exceed 70 percent of the gross written premium for each individual underwriting year.

    Because the Agreement is effective for all business written on or after January 1, 1996, the policies written prior to the execution of the Agreement and formation of the Reinsurer are accounted for as retroactive reinsurance. The principal difference between the accounting for retroactive and prospective reinsurance is that revenue and costs of retroactive reinsurance are deferred and accreted into income over the claim-settlement period, rather than over the period for which contractual coverage is provided, as would be the case under prospective reinsurance. Retroactive insurance accounting does not change the amount of income to be recognized, but rather extends the period of recognition from one year--the period of coverage--to six years--the period over which claims liabilities from the business are expected to be settled. Cash flows from the reinsurance transactions are not affected by the accounting treatment.

    The accompanying financial statements reflect a composite retroactive/prospective accounting treatment with business written prior to October 1, 1996 being accounted for as retroactive and business written subsequent thereto accounted for as prospective.

    The effects of prospective and retroactive reinsurance accounting treatment are illustrated below. The prospective method assumed that the Agreement incepted on January 1, 1996, and provides for a loss ratio of 51.5%, acquisition costs of 33.83%, aggregate net premiums written of approximately $15 million ($12,600,000 relating to the period from January 1 through September 30, 1996) and an investment yield of 6.5% on net cash flows. The retroactive (deposit) method uses the same assumptions except that since the Agreement was not executed until October 1996, any investment income on net cash flows earned for the period from January through September 1996 are deferred and recognized as "other income" over the payment period of the remaining claim liabilities.

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES

                     DECEMBER 31, 1997 AND 1996 (RESTATED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    Income before income taxes recognized, and estimated to be recognized in the calendar year indicated below is as follows:

                                                                                    COMPOSITE
                                                                     PROSPECTIVE   RETROACTIVE/
                                                                        METHOD     PROSPECTIVE
YEARS                                                                (PRO FORMA)    (ACTUAL)
-------------------------------------------------------------------  ------------  -----------
1996...............................................................  $  1,658,000     324,000
1997...............................................................     1,288,000   1,372,000
1998-2001..........................................................     1,314,000   2,564,000
                                                                     ------------  -----------
                                                                     $4,260,000...  4,260,000
                                                                     ------------  -----------
                                                                     ------------  -----------

    It should be noted that the table presented above is for illustrative purposes only to highlight that the basis of accounting used only impacts the timing of the net revenue recognition and not the aggregate economic results. Further, it should be noted that the above table is based on estimates as to the amount and timing of aggregate loss and loss expense payments, available investment yields and acquisition and other costs associated with the provision of insurance protection. Actual results may vary, perhaps materially, from those illustrated above. No assurance is given or may be taken that subsequent revisions of estimates will not have a material impact on the illustration above.

    Prospective reinsurance premiums are earned on a pro-rata basis over the term of the related coverage. The reserve for unearned premiums represents the portion of the net premiums written relating to the unexpired term of coverage.

    Acquisition costs are deferred and amortized over the period in which the related prospective reinsurance premiums are earned.

    Losses and loss adjustment expenses are charged to income as incurred. The reserve for unpaid claims represents the accumulation of estimates for reported losses and includes provisions for losses incurred but not reported. The methods of determining such estimates and establishing resulting reserves are continually reviewed and updated. Adjustments, if any, resulting therefrom are reflected in income, currently. The Company does not discount its loss reserves.

    (D) STAFFING OPERATIONS

    In August 1998, the Company issued 517,085 shares of its common stock in exchange for all the outstanding common stock of National Explorers and Travelers Healthcare, Inc. ("NET Healthcare"), an employee staffing company and provider of temporary registered nurses and other professional medical personnel, primarily to client hospitals. This business combination has been accounted for as a pooling-of-interests combination.

    Staffing income is recognized at the time the staffing services are provided. In most instances, the staffing company's temporary healthcare professionals are considered employees of the staffing company while under assignment and costs of employment are the responsibility of the staffing company and are included in the accompanying statements of operations.

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES

                     DECEMBER 31, 1997 AND 1996 (RESTATED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Receivables include amounts due from healthcare organizations for services provided by NET Healthcare through the placement of healthcare professionals. These receivables are presented net of an estimated allowance for uncollectible accounts based on NET Healthcare's evaluation of expected collections resulting from an analysis of current and past due accounts, past collection experience in relation to amounts billed and other relevant information. Concentration of credit risk relating to accounts receivable is limited by number, diversity and geographic dispersion of the healthcare organizations serviced by NET Healthcare.



    During 1995, NET Healthcare entered into a line of credit with a shareholder to provide a total of $190,000 to fund the working capital requirements of NET Healthcare. The line of credit bore interest at the rate of 5% per annum. In March 1996, NET Healthcare entered into an additional line of credit with a shareholder collateralized by outstanding accounts receivable. Interest was payable at the rate of 2% per month on average outstanding balances. In May 1996, the agreement was amended to allow for additional funding. In May 1997, the agreement was further amended to increase the interest rate by .5% per month on approximately $600,000 of the balance of the line of credit. The amended line of credit, effective April 1, 1998, established a rate of interest of 10% per annum and eliminated restrictive covenants included in the original agreement. The line of credit described above had an aggregate outstanding balance of $2,440,000 at December 31, 1997. Interest expense related to the line of credit amounted to $608,300 for the year ended December 31, 1997.


    The former shareholders of NET Healthcare previously elected to have the company treated as an "S Corporation" under the Internal Revenue Code and, therefore, net income or loss was attributable directly to the former shareholders. Accordingly, no pre-merger benefit for federal or state income taxes has been reflected in the accompanying combined financial statements.

    (E) INVESTMENTS

    Fixed maturity securities which the Company has the positive intent and ability to hold to maturity are classified as "held to maturity" and are reported at amortized cost. Fixed maturity and equity securities that are bought and held principally for the purpose of selling them in the near term are classified as "trading" and are reported at fair value, with unrealized gains and losses included in income. Fixed maturity and equity securities not classified as either held to maturity or trading are classified as "available for sale" and are reported at fair value, with unrealized gains and losses (net of deferred taxes) charged or credited as a separate component of shareholders' equity.

    Investment income is recorded as earned on the accrual basis and includes amortization of premiums and accretion of discounts relating to investments acquired at other than par value. Realized gains or losses on disposal of investments are determined on a specific identification basis and are included in revenues.

    The Company does not own any on-balance sheet or off-balance sheet derivative instruments.

    (F) PROPERTY AND EQUIPMENT, NET

    Property and equipment is stated at cost less accumulated depreciation. Depreciation is computed using an accelerated method of depreciation over the estimated useful lives of the related assets, which range from five to seven years. Leasehold improvements are carried at cost less accumulated amortization

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES

                     DECEMBER 31, 1997 AND 1996 (RESTATED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) provided on the straight-line basis over the shorter of the lease term or the estimated useful lives of the improvements.

    (G) PREMIUMS PAYABLE

    Premiums which are collected from insureds are reported as assets of the Company and as corresponding liabilities to the insurance carriers. Premiums received from insureds but not yet remitted to the carriers are held as invested cash in a fiduciary capacity.

    (H) COMMISSION INCOME

    Commission income is recognized when premiums are received. Any subsequent commission adjustments, including policy cancellations, are recognized upon notification from the insurance carrier or broker.

    (I) INCOME TAXES


    Prior to the formation of the Company, PEGI had elected to be taxed as an "S corporation" under the provisions of the Internal Revenue Code. PEGI's stockholders included in their tax returns the Company's income or loss. Accordingly, no provision for income taxes is provided in the consolidated financial statements related to 1996. However, subsequent to the formation of the Company, PEGI is taxed as a "C corporation" under the provisions of the Internal Revenue Code. As such, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.


    (J) NET INCOME PER SHARE

    Net income per common share is based upon the weighted average number of common shares outstanding during each year. In February 1997, SFAS No. 128, "Earnings per Share" was issued. This statement requires specific computations, presentations and disclosures for earnings per share (EPS) amounts in order to make EPS amounts more compatible with international accounting standards. The Company adopted SFAS No.128 for the period ended December 31, 1997. This statement requires any prior period EPS amounts to be restated. The adoption of SFAS No. 128 had no effect on diluted EPS amounts reported for any periods presented.

    (K) ACCOUNTING PRONOUNCEMENTS


    SFAS No. 129, "Disclosures of Information about Capital Structure," was also issued in February 1997 and is also effective December 31, 1997. This statement establishes standards for disclosing information about an entity's capital structure.



    On June 30, 1997, the FASB released SFAS No. 130, "Reporting Comprehensive Income." This statement establishes standards for reporting and displaying comprehensive income and its components in

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES

                     DECEMBER 31, 1997 AND 1996 (RESTATED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) a full set of financial statements. SFAS No. 130 requires that all components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. An example of an item that will be included in the Company's presentation of comprehensive income, in addition to net income, is unrealized gains and losses on securities available for sale. This statement is effective beginning in 1998.

    Management believes that there will be no significant impact on the Company's current financial reporting or disclosures as a result of these pronouncements.

    (L) RECLASSIFICATIONS

    Certain items in the Company's 1996 financial statements have been reclassified to conform with the 1997 presentation.

(2) INVESTMENTS

    Net investment income for the years ended December 31, 1997 and 1996 is summarized as follows:

                                                                           1997        1996
                                                                       ------------  ---------
Fixed maturities.....................................................  $    973,839     --
Short-term investments and cash......................................       420,705    217,314
                                                                       ------------  ---------
Net investment income................................................  $  1,394,544    217,314
                                                                       ------------  ---------
                                                                       ------------  ---------

    At December 31, 1997, the Company did not hold fixed-maturity securities which individually exceeded 10% of shareholders' equity except U.S. government and government agency securities.

    Bonds with an amortized cost of $7,877,444 were held in a restricted account for the benefit of the ceding company (AIG) as unauthorized reinsurance at December 31, 1997, in accordance with statutory requirements.

    The amortized cost and estimated fair values of investments at December 31, 1997 are as follows:

                                                                                                        AMOUNT AT
                                                                                                          WHICH
                                                                                                          SHOWN
                                                                  GROSS        GROSS      ESTIMATED       IN THE
                                                  AMORTIZED    UNREALIZED   UNREALIZED       FAIR        BALANCE
                                                    COST          GAINS       LOSSES        VALUE         SHEET
                                                -------------  -----------  -----------  ------------  ------------
Securities held to maturity:
  Fixed maturities:
    Obligations of states and political
      subdivisions............................  $   8,015,105     222,564       --          8,237,669     8,015,105
    Obligations of states and political
      subdivisions--restricted................      7,877,444      70,537       --          7,947,981     7,877,744
                                                -------------  -----------  -----------  ------------  ------------
      Total fixed maturities..................  $  15,892,549     293,101       --         16,185,650    15,892,549
                                                -------------  -----------  -----------  ------------  ------------
                                                -------------  -----------  -----------  ------------  ------------

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES

                     DECEMBER 31, 1997 AND 1996 (RESTATED)

(2) INVESTMENTS (CONTINUED)
    The amortized cost and fair value of securities at December 31, 1997, by contractual maturity date, are presented below:

                                                                                         AMORTIZED        FAIR
                                                                                           COST          VALUE
                                                                                       -------------  ------------
Fixed maturities held-to-maturity:
Due in one year or less..............................................................  $    --             --
Due after one year through five years................................................      6,941,072     7,139,209
Due after one year through five years--restricted....................................      6,803,411     6,849,521
Due after five years through ten years...............................................       --             --
Due after ten years..................................................................      1,074,033     1,098,460
Due after ten years--restricted......................................................      1,074,033     1,098,460
                                                                                       -------------  ------------
                                                                                          15,892,549    16,185,650
Short-term investments...............................................................      7,090,550     7,090,550
                                                                                       -------------  ------------
  Total..............................................................................  $  22,983,099    23,276,200
                                                                                       -------------  ------------
                                                                                       -------------  ------------

(3) FINANCIAL INSTRUMENTS


    The carrying amounts for short-term investments, cash, receivables, accrued investment and interest income, and accounts payable and accrued expenses approximate their fair values due to the short-term nature of these instruments.


    Estimated fair values for fixed maturities were provided by outside consultants using market quotations, prices provided by market makers or estimates of fair values obtained from yield data relating to investment securities with similar characteristics.

(4) STOCKHOLDERS LOAN

    In May 1995, the Company entered into a repurchase agreement with stockholders (the "Agreement") whereby the Company agreed to repurchase from them an aggregate of 30 shares of common stock (529,412 shares as adjusted to give effect to the Exchange) (the "Shares") of the Company. The aggregate purchase price for the Shares was $600,000 (including interest) to be paid in 24 installments of $25,000. The closing of the Agreement was subject to the Company's completion of a $600,000 distribution to the stockholders of the Company, pro rata based on the number of shares of common stock of the Company outstanding and paid to the stockholders of record on the Agreement date, without giving effect to the repurchase. The $600,000 distribution was made by the Company on May 26, 1995.

    Pursuant to a subsequent agreement made with the stockholders, the outstanding loan balance at December 31, 1995 was to be repaid in 23 monthly installments of $25,000 (including interest) commencing in February 1996. The outstanding balance of the above-referenced stockholders loan was paid in full during 1997.

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 1997 AND 1996

(5) NONOPERATING INCOME

    In January 1996, the Company settled a lawsuit with a major brokerage firm that had unilaterally canceled an insurance-brokerage agreement. The Company received $190,000 in settlement of the lawsuit.

(6) INCOME TAXES

    U.S. Federal and state income tax expense consists of the following components:

                                                                                  CURRENT     DEFERRED     TOTAL
                                                                                 ----------  ----------  ---------
December 31, 1997..............................................................  $  461,817    (252,837)   208,980
December 31, 1996..............................................................      --          --         --

    State income tax aggregated $97,833 for the year ended December 31, 1997.

    Income tax expense for the years ended December 31, 1997 and 1996 differed from the amount computed by applying the U.S. Federal income tax rate of 34% to income before Federal income taxes as a result of the following:


                                                                                               1997        1996
                                                                                            ----------  ----------
Expected income tax expense (benefit).....................................................  $  278,439    (176,952)
State income tax, net.....................................................................      41,993      --
Tax-exempt interest.......................................................................    (209,237)     --
S Corporation income......................................................................      39,535     176,952
Other, net................................................................................      58,250      --
                                                                                            ----------  ----------
    Total income tax expense..............................................................  $  208,980      --
                                                                                            ----------  ----------
                                                                                            ----------  ----------



    As a result of the business combination of NET Healthcare, an "S corporation," with the Company, a "C corporation," Net Healthcare's "S corporation" status ceased to exist. The unaudited pro forma information in the consolidated statements of operations reflect income tax expense (benefit) had NET Healthcare been taxed as a "C corporation," of ($459,316) and ($194,127) for the years ended December 31, 1997 and 1996, respectively.


    Deferred income taxes are based upon temporary differences between the financial statement and tax bases of assets and liabilities. The following deferred taxes are recorded for 1997:

Deferred tax assets:
  Reserve for unpaid claims.......................................................  $ 427,414
  Other, net......................................................................     44,348
                                                                                    ---------
    Gross deferred tax assets.....................................................    471,762
                                                                                    ---------
Deferred tax liabilities:
  Commissions receivable..........................................................   (151,454)
  Commissions payable.............................................................    (67,471)
                                                                                    ---------
    Gross deferred tax liabilities................................................   (218,925)
                                                                                    ---------
      Net deferred tax asset......................................................  $ 252,837
                                                                                    ---------
                                                                                    ---------

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES

                           DECEMBER 31, 1997 AND 1996

(6) INCOME TAXES (CONTINUED)
    A valuation allowance has not been established as the Company believes it is more likely than not that the deferred tax asset will be realized.

    As a Bermuda domiciled corporation, the Company's reinsurance subsidiary does not file United States tax returns. The Company currently expects to operate in such a manner that it is not directly subject to U.S. tax (other than U.S. excise tax on reinsurance premiums where the risks covered thereby are reinsured with another foreign insurer which is neither a resident of Bermuda nor a resident of a third country with a United States tax treaty which entitles the foreign insurer to exemption from excise tax, and withholding tax on certain investment income from U.S. sources) because it does not engage in business or have a permanent establishment in the United States.


    The Company's reinsurance subsidiary does, however, constitute a "controlled foreign corporation" ("CFC") for United States federal income tax purposes. As a result, the Company includes in its gross income for United States federal income tax purposes its pro-rata share of the CFC's "subpart F income," even if such subpart F income is not distributed. Substantially all of the reinsurance subsidiary's income is subpart F income.


    The Company is considering an election under section 953(d) of the Internal Revenue Code to tax the reinsurance subsidiary as a domestic corporation for U.S. income tax purposes. The Company believes this election, if made, will not have a material effect on its income tax expense.

(7) STATUTORY SOLVENCY REQUIREMENTS


    The Bermuda Insurance Act of 1978 and related regulations (the "Act") requires the Company to meet a minimum solvency margin. Statutory capital and surplus as of December 31, 1997 was $7,309,143 and the amount required to be maintained by the Company was $3,300,000. In addition, a minimum liquidity ratio must be maintained whereby relevant assets, as defined by the Act, must exceed 75% of relevant liabilities. Once these requirements have been met, there is no restriction on the retained earnings available for distribution. At December 31, 1997, the Company was in compliance with this requirement.

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES

                           DECEMBER 31, 1997 AND 1996

(8) LIABILITY FOR UNPAID LOSSES AND LOSS ADJUSTMENT EXPENSES

    Activity in the liability for unpaid losses and loss adjustment expenses is summarized as follows for the years ended December 31, 1997 and 1996:

                                                                                               1997        1996
                                                                                           ------------  ---------
Net unpaid losses and loss adjustment expenses at beginning of year......................  $    199,390     --
                                                                                           ------------  ---------
Incurred related to:
  Current year...........................................................................     6,257,095    270,251
  Prior year.............................................................................       --          --
                                                                                           ------------  ---------
    Total incurred.......................................................................     6,257,095    270,251
                                                                                           ------------  ---------
Paid related to:
  Current year...........................................................................       348,872     70,861
  Prior year.............................................................................       --          --
                                                                                           ------------  ---------
    Total paid...........................................................................       348,872     70,861
                                                                                           ------------  ---------
Net unpaid losses and loss adjustment expenses at end of year............................  $  6,107,613    199,390
                                                                                           ------------  ---------
                                                                                           ------------  ---------

(9) STOCK OPTIONS

    The following table summarizes stock option activity for 1997:

                                                                                                        WEIGHTED
                                                                                           OPTION        AVERAGE
                                                                                           SHARES    EXERCISE PRICE
                                                                                          ---------  ---------------
Granted.................................................................................    511,500     $    7.48
Exercised...............................................................................     --            --
                                                                                          ---------         -----
Outstanding at December 31, 1997........................................................    511,500     $    7.48
                                                                                          ---------         -----
                                                                                          ---------         -----

    The Company had no options outstanding prior to 1997.

    The following table summarizes information about stock options outstanding at December 31, 1997:

                                                                       OPTIONS OUTSTANDING         OPTIONS EXERCISABLE
                                                                   ----------------------------  ------------------------
                                                                      WEIGHTED
                                                                       AVERAGE       WEIGHTED                  WEIGHTED
                      RANGE OF                                        REMAINING       AVERAGE                   AVERAGE
                      EXERCISE                          NUMBER       CONTRACTUAL     EXERCISE      NUMBER      EXERCISE
                       PRICES                         OUTSTANDING       LIFE           PRICE     EXERCISABLE     PRICE
----------------------------------------------------  -----------  ---------------  -----------  -----------  -----------
$7.00...............................................      75,000           9.52      $    7.00       --        $    7.00
7.25................................................     160,000           9.64           7.25       35,000         7.25
7.75................................................     276,500           9.10           7.75          300         7.75
                                                      -----------           ---          -----   -----------       -----
$7.00-7.75..........................................     511,500           9.45      $    7.48       35,300    $    7.48
                                                      -----------           ---          -----   -----------       -----
                                                      -----------           ---          -----   -----------       -----

    The Company has elected to follow Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25) and related Interpretations in accounting for its employee stock

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES

                           DECEMBER 31, 1997 AND 1996

(9) STOCK OPTIONS (CONTINUED)
options as allowed pursuant to FASB Statement No. 123, "Accounting for Stock Based Compensation" (FASB Statement 123). FASB Statement 123 requires use of option valuation models that require the input of highly subjective assumptions, including expected stock price volatility. Because the Company's employee stock options have characteristics significantly different from traded options and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable measure of the fair value of its employee stock options.

    Had compensation cost for the Company's stock option plans been determined based on the fair value at the grant date for awards under those plans, consistent with FASB Statement No. 123, the reduction in the Company's 1997 net income and net income per share would have been insignificant. The effect of applying the fair method of accounting for stock options on reported net income and net income per share for 1997 may not be representative of the effects for future years because outstanding options vest over a period of several years and additional awards are generally made each year.

    The fair value of options granted was estimated at the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions for 1997:


Risk-free interest rate............................................................      6.46%
Expected life......................................................................    7 years
Expected volatility................................................................        25%
Expected dividend yield............................................................          0


(10) LEASES


    In August 1994, the Company entered into an office lease agreement which became effective on April 1, 1995. The agreement provides for an initial seven-year term with two five-year renewal options. In October 1995, NET Healthcare entered into an office lease agreement which became effective on November 15, 1995. The agreement provides for an initial 5-year term with no renewal options. The following is a schedule of the approximate future minimum lease payments for office space and equipment for the Company and NET Healthcare as of December 31, 1997:


                                                                                            YEAR ENDING DECEMBER
                                                                                                     31,
                                                                                           -----------------------
1998.....................................................................................       $     369,000
1999.....................................................................................             405,000
2000.....................................................................................             397,000
2001.....................................................................................             361,000
Thereafter...............................................................................             135,000
                                                                                                  -----------
                                                                                                $   1,667,000
                                                                                                  -----------
                                                                                                  -----------

    Rent expense for the years ended December 31, 1996 and 1997 was approximately $187,000 and $249,000, respectively.

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES

                           DECEMBER 31, 1997 AND 1996

(11) LITIGATION

    The Company is a defendant in various litigation matters considered to be in the normal course of business. While the outcome of these matters cannot be estimated with certainty, it is the opinion of management (after consultation with legal counsel) that the resolution of such litigation will not have a material adverse effect on the Company's financial statements.

(12) UNAUDITED PRO FORMA INFORMATION


    Pro forma adjustments for income taxes represent the difference between historical income taxes and income taxes that would have been reported had the Company and NET Healthcare filed income tax returns as taxable C corporations for 1996 and 1997, respectively.


(13) YEAR 2000

    Year 2000 issues are the result of computer programs being written using two digits rather than four to define the applicable year. The Company has developed a plan to address Year 2000 issues. The plan is based on the Company's primary software vendor having advised the Company that the necessary programming changes related to Year 2000 issues have been made and tested and that the software used by the Company can be upgraded to be Year 2000 compliant. The Company has recently begun to implement this upgrade and expects to be fully compliant with Year 2000 issues by December 31, 1998. As an integral component of such plan, the Company will determine if they are Year 2000 compliant. It is management's belief that for any suppliers who may not be Year 2000 compliant, such non-compliance will not have a material adverse effect on the Company's business. However, each major supplier's compliance will be assessed in light of their response. The costs associated with the implementation of the above project are not expected to be material.

(14) SUBSEQUENT EVENTS


    In March 1998, the Company consummated the purchase of substantially all of the assets of HSSI Travel Nurse Operations, Inc. ("Travel Nurse"), a wholly-owned subsidiary of Hospital Staffing Services, Inc. for $5.0 million in cash. Based in Ft. Lauderdale, Florida since 1981, Travel Nurse has provided registered nurses and other professional medical personnel, often referred to as "Travelers," primarily to client hospitals in the United States and the Caribbean on a contractual basis for periods generally ranging from 8 to 52 weeks. During 1997, Travel Nurse placed in excess of 700 nurses.


    In May 1998, the Company obtained a $3 million unsecured revolving line of credit from a bank. The terms of the loan provide for monthly interest payments at the prime lending rate (currently 8 1/2% per annum). The loan is renewable on an annual basis.


    In May 1998, the Company concluded a private placement of $10,580,000 of 7% convertible subordinated notes (the "Notes") due May 2003. The principal amount of the Notes is convertible at any time by the holders prior to the earlier of the maturity date (May 12, 2003) or 10 business days after receipt of a Termination Notice (as defined below), into shares of the Company's common stock at a conversion price of $9.00 (the "Conversion Price"). In the event (i) the closing bid price of the Company's common stock equals or exceeds $13.50 per share for twenty consecutive trading days during any period commencing upon satisfaction of one of the conditions contained in clause (ii) hereof and (ii) either a registration statement covering the shares of common stock issuable upon conversion of the Notes has been declared

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES

                           DECEMBER 31, 1997 AND 1996

(14) SUBSEQUENT EVENTS (CONTINUED)

effective by the Securities and Exchange Commission and remains effective or at least two years has elapsed since the issuance date of the Notes and the shares of common stock issuable upon conversion of the Notes are saleable, without restriction, under Rule 144(k) promulgated under the Securities Act of 1933, as amended, then the holders' rights to convert the outstanding principal amount of the Notes shall be terminated by the Company by delivering to the holders a notice of termination (the "Termination Notice"), in which event (a) the holders will have the right at any time during 10 business days after receipt of the Termination Notice, in their sole discretion, to convert the outstanding principal amount of the Notes into shares of common stock of the Company at the Conversion Price, and (b) thereafter, the holders' option to convert shall terminate and the Notes may be prepaid by the Company at any time prior to the Maturity Date, in whole or in part for the face amount thereof, together with all accrued and unpaid interest through the date of prepayment.



    On August 10, 1998, the Company issued 517,085 shares of its common stock in exchange for all the outstanding common stock of National Explorers and Travelers Healthcare, Inc., an employee staffing company and provider of temporary registered nurses and other professional medical personnel, primarily to client hospitals. This business combination was accounted for as a pooling-of-interests combination and, accordingly, the Company's consolidated financial statements for applicable periods prior to the combination have been restated to include the accounts and results of operations of NET Healthcare.

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES


                      CONSOLIDATING BALANCE SHEET SCHEDULE


                          DECEMBER 31, 1997 (RESTATED)


                                                 PREVIOUSLY  NET HEATH-
                                                  REPORTED   CARE, INC.   ADJUSTMENT   ADJUSTMENT    RESTATED
                                                 ----------  -----------  -----------  -----------  ----------
ASSETS
Investments:
  Held-to-maturity securities, at amortized
    cost.......................................  $8,015,105           0                              8,015,105
  Held-to-maturity securities, at amortized
    cost, restricted...........................   7,877,444           0                              7,877,444
  Short-term investments.......................   7,090,550           0                              7,090,550
                                                 ----------  -----------                            ----------
    Total investments..........................  22,983,099           0                             22,983,099

Cash...........................................   4,125,147         124                              4,125,271
Accrued investment and interest income.........     311,934           0                                311,934
Receivables, net...............................     585,072   2,114,585                              2,699,657
Deferred acquisition costs.....................     903,880           0                                903,880
Property and equipment, net....................     478,826     230,974                                709,800
Deferred tax assets............................     252,837           0                                252,837
Deposits.......................................      24,921     129,866                                154,787
Other assets...................................      34,487      68,069                                102,556
                                                 ----------  -----------                            ----------
    Total assets...............................  $29,700,203  2,543,618                             32,243,821
                                                 ----------  -----------                            ----------
                                                 ----------  -----------                            ----------

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Notes payable..................................  $        0   2,440,000                              2,440,000
Unpaid losses and loss adjustment expenses.....   6,107,613           0                              6,107,613
Unearned premiums..............................   2,671,831           0                              2,671,831
Premiums payable...............................   3,064,103           0                              3,064,103
Commissions payable............................     330,055           0                                330,055
Other liabilities..............................   4,750,082     465,305                              5,215,387
Accounts payable and accrued expenses..........     508,127     852,486                              1,360,613
Deferred reinsurance income....................     279,980           0                                279,980
                                                 ----------  -----------                            ----------
    Total liabilities..........................  17,711,791   3,757,791                             21,469,582
                                                 ----------  -----------                            ----------

Shareholders' equity:
Common stock...................................      52,544      10,000        5,171(2)    (10,000)(1)     57,715
Additional paid-in capital.....................  10,367,074           0   (1,224,173)(3)      4,829   )(2  9,147,730
Retained earnings (deficit)....................   2,074,351  (1,224,173)   1,224,173(3)              2,074,351
                                                 ----------  -----------  -----------  -----------  ----------
Total shareholders' equity.....................  12,493,969  (1,214,173)           0            0   11,279,796
Treasury stock, at cost........................    (505,557)          0            0            0     (505,557)
                                                 ----------  -----------  -----------  -----------  ----------
Net shareholders' equity.......................  11,988,412  (1,214,173)           0            0   10,774,239
                                                 ----------  -----------  -----------  -----------  ----------
Total liabilities and shareholders' equity.....  $29,700,203  2,543,618            0            0   32,243,821
                                                 ----------  -----------  -----------  -----------  ----------
                                                 ----------  -----------  -----------  -----------  ----------


------------------------

(1) To eliminate merged company common stock.

(2) To record common stock exchanged in connection with merger.

(3) To transfer undistributed deficit to paid-in capital.


  See accompanying auditors' report on supplementary consolidating schedules.

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES


                     CONSOLIDATING SCHEDULES OF OPERATIONS
               YEARS ENDED DECEMBER 31, 1997 AND 1996 (RESTATED)


                                                                                         DECEMBER 31, 1997
                                                                             ------------------------------------------
                                                                                                 NET
                                                                              PREVIOUSLY     HEALTHCARE,
                                                                               REPORTED         INC.        ADJUSTMENT
                                                                             ------------  ---------------  -----------
REVENUES:
Premiums earned............................................................  $ 11,674,659               0
Net commission income......................................................     2,359,445               0
Net Investment income......................................................     1,394,544               0
Staffing income............................................................             0      11,594,300
Other income...............................................................       570,464               0
                                                                             ------------  ---------------
Total revenues.............................................................    15,999,112      11,594,300
                                                                             ------------  ---------------
EXPENSES:
Losses and loss adjustment expenses........................................     6,257,095               0
Amortization of deferred acquisition costs.................................     4,161,884               0
Staffing costs.............................................................             0       9,610,778
Other expenses.............................................................     4,145,201       1,935,607
                                                                             ------------  ---------------
Total expenses.............................................................    14,564,180      11,546,385
                                                                             ------------  ---------------
Operating income (loss) before income taxes................................     1,434,932          47,915
                                                                             ------------  ---------------
Interest expense...........................................................       (16,534)       (647,375)
Non-operating income.......................................................             0               0
                                                                             ------------  ---------------
Net non-operating income (expense).........................................       (16,534)       (647,375)
                                                                             ------------  ---------------
Income (loss) before income taxes..........................................     1,418,398        (599,460)
Income taxes...............................................................       208,980               0
                                                                             ------------  ---------------
Net income (loss)..........................................................  $  1,209,418        (599,460)
                                                                             ------------  ---------------
                                                                             ------------  ---------------

Net income (loss)--basic...................................................  $  1,209,418        (599,460)
Impact of convertible notes................................................             0               0
                                                                             ------------  ---------------
Net income (loss)--diluted.................................................  $  1,209,418        (599,460)
                                                                             ------------  ---------------
                                                                             ------------  ---------------
Weighted average shares outstanding--basic.................................     4,513,562       4,513,562      517,085
Impact of convertible notes................................................             0               0            0
                                                                             ------------  ---------------  -----------
Weighted average shares outstanding--diluted...............................     4,513,562       4,513,562      517,085
                                                                             ------------  ---------------  -----------
                                                                             ------------  ---------------  -----------
Basic earnings (loss) per share............................................  $       0.27           (0.13)
                                                                             ------------  ---------------
                                                                             ------------  ---------------
Diluted earnings (loss) per share..........................................  $       0.27           (0.13)
                                                                             ------------  ---------------
                                                                             ------------  ---------------
PRO FORMA INFORMATION (UNAUDITED):
Historical income (loss) before income taxes...............................  $  1,209,418        (599,460)
Pro forma income tax provision (benefit)...................................             0        (459,316)
                                                                             ------------  ---------------
Pro forma net income (loss)................................................  $  1,209,418        (140,144)
                                                                             ------------  ---------------
                                                                             ------------  ---------------
Pro forma net income (loss)--basic.........................................  $  1,209,418        (140,144)
Impact of potential common shares--convertible notes.......................             0               0
                                                                             ------------  ---------------
Pro forma net income (loss)--diluted.......................................  $  1,209,418        (140,144)
                                                                             ------------  ---------------
                                                                             ------------  ---------------
Weighted average shares outstanding--basic.................................     4,513,562       4,513,562      517,085
Impact of potential common shares--convertible notes.......................             0               0            0
                                                                             ------------  ---------------  -----------
Weighted average shares outstanding--diluted...............................     4,513,562       4,513,562      517,085
                                                                             ------------  ---------------  -----------
                                                                             ------------  ---------------  -----------
Pro forma net basic earnings (loss) per share..............................  $       0.27            (.03)
                                                                             ------------  ---------------
                                                                             ------------  ---------------
Pro forma net diluted earnings (loss) per share............................  $       0.27            (.03)
                                                                             ------------  ---------------
                                                                             ------------  ---------------

                                                                                                 DECEMBER 31, 1996
                                                                                           -----------------------------
                                                                                                               NET
                                                                                            PREVIOUSLY     HEALTHCARE,
                                                                               RESTATED      REPORTED         INC.
                                                                             ------------  ------------  ---------------
REVENUES:
Premiums earned............................................................    11,674,659       524,760
Net commission income......................................................     2,359,445     2,462,625               0
Net Investment income......................................................     1,394,544       217,314               0
Staffing income............................................................    11,594,300             0       2,613,967
Other income...............................................................       570,464       136,431               0
                                                                             ------------  ------------  ---------------
Total revenues.............................................................    27,593,412     3,341,130       2,613,967
                                                                             ------------  ------------  ---------------
EXPENSES:
Losses and loss adjustment expenses........................................     6,257,095       270,251               0
Amortization of deferred acquisition costs.................................     4,161,884       177,526               0
Staffing costs.............................................................     9,610,778             0       2,218,456
Other expenses.............................................................     6,080,808     2,937,145         908,122
                                                                             ------------  ------------  ---------------
Total expenses.............................................................    26,110,565     3,384,922       3,126,578
                                                                             ------------  ------------  ---------------
Operating income (loss) before income taxes................................     1,482,847       (43,792)       (512,611)
                                                                             ------------  ------------  ---------------
Interest expense...........................................................      (663,909)      (41,942)       (112,102)
Non-operating income.......................................................             0       190,000               0
                                                                             ------------  ------------  ---------------
Net non-operating income (expense).........................................      (663,909)      148,058        (112,102)
                                                                             ------------  ------------  ---------------
Income (loss) before income taxes..........................................       818,938       104,266        (624,713)
Income taxes...............................................................       208,980             0               0
                                                                             ------------  ------------  ---------------
Net income (loss)..........................................................       609,958       104,266        (624,713)
                                                                             ------------  ------------  ---------------
                                                                             ------------  ------------  ---------------
Net income (loss)--basic...................................................       609,958       104,266        (624,713)
Impact of convertible notes................................................             0             0               0
                                                                             ------------  ------------  ---------------
Net income (loss)--diluted.................................................       609,958       104,266        (624,713)
                                                                             ------------  ------------  ---------------
                                                                             ------------  ------------  ---------------
Weighted average shares outstanding--basic.................................     5,030,647     3,000,000       3,000,000
Impact of convertible notes................................................             0             0               0
                                                                             ------------  ------------  ---------------
Weighted average shares outstanding--diluted...............................     5,030,647     3,000,000       3,000,000
                                                                             ------------  ------------  ---------------
                                                                             ------------  ------------  ---------------
Basic earnings (loss) per share............................................          0.12          0.03           (0.21)
                                                                             ------------  ------------  ---------------
                                                                             ------------  ------------  ---------------
Diluted earnings (loss) per share..........................................          0.12          0.03           (0.21)
                                                                             ------------  ------------  ---------------
                                                                             ------------  ------------  ---------------
PRO FORMA INFORMATION (UNAUDITED):
Historical income (loss) before income taxes...............................       609,958       104,266        (624,713)
Pro forma income tax provision (benefit)...................................      (459,316)       38,891        (233,018)
                                                                             ------------  ------------  ---------------
Pro forma net income (loss)................................................     1,069,274        65,375        (391,695)
                                                                             ------------  ------------  ---------------
                                                                             ------------  ------------  ---------------
Pro forma net income (loss)--basic.........................................     1,069,274        65,375        (391,695)
Impact of potential common shares--convertible notes.......................             0             0               0
                                                                             ------------  ------------  ---------------
Pro forma net income (loss)--diluted.......................................     1,069,274        65,375        (391,695)
                                                                             ------------  ------------  ---------------
                                                                             ------------  ------------  ---------------
Weighted average shares outstanding--basic.................................     5,030,647     3,000,000       3,000,000
Impact of potential common shares--convertible notes.......................             0             0               0
                                                                             ------------  ------------  ---------------
Weighted average shares outstanding--diluted...............................     5,030,647     3,000,000       3,000,000
                                                                             ------------  ------------  ---------------
                                                                             ------------  ------------  ---------------
Pro forma net basic earnings (loss) per share..............................          0.21          0.02           (0.13)
                                                                             ------------  ------------  ---------------
                                                                             ------------  ------------  ---------------
Pro forma net diluted earnings (loss) per share............................          0.21          0.02           (0.13)
                                                                             ------------  ------------  ---------------
                                                                             ------------  ------------  ---------------


                                                                             ADJUSTMENT     RESTATED
                                                                             -----------  ------------
REVENUES:
Premiums earned............................................................                    524,760
Net commission income......................................................                  2,462,625
Net Investment income......................................................                    217,314
Staffing income............................................................                  2,613,967
Other income...............................................................                    136,431
                                                                                          ------------
Total revenues.............................................................                  5,955,097
                                                                                          ------------
EXPENSES:
Losses and loss adjustment expenses........................................                    270,251
Amortization of deferred acquisition costs.................................                    177,526
Staffing costs.............................................................                  2,218,456
Other expenses.............................................................                  3,845,267
                                                                                          ------------
Total expenses.............................................................                  6,511,500
                                                                                          ------------
Operating income (loss) before income taxes................................                   (556,403)
                                                                                          ------------
Interest expense...........................................................                   (154,044)
Non-operating income.......................................................                    190,000
                                                                                          ------------
Net non-operating income (expense).........................................                     35,956
                                                                                          ------------
Income (loss) before income taxes..........................................                   (520,447)
Income taxes...............................................................                          0
                                                                                          ------------
Net income (loss)..........................................................                   (520,447)
                                                                                          ------------
                                                                                          ------------
Net income (loss)--basic...................................................                   (520,477)
Impact of convertible notes................................................                          0
                                                                                          ------------
Net income (loss)--diluted.................................................                   (520,477)
                                                                                          ------------
                                                                                          ------------
Weighted average shares outstanding--basic.................................     517,085      3,517,085
Impact of convertible notes................................................           0              0
                                                                             -----------  ------------
Weighted average shares outstanding--diluted...............................     517,085      3,517,085
                                                                             -----------  ------------
                                                                             -----------  ------------
Basic earnings (loss) per share............................................                      (0.15)
                                                                                          ------------
                                                                                          ------------
Diluted earnings (loss) per share..........................................                      (0.15)
                                                                                          ------------
                                                                                          ------------
PRO FORMA INFORMATION (UNAUDITED):
Historical income (loss) before income taxes...............................                   (520,447)
Pro forma income tax provision (benefit)...................................                   (194,127)
                                                                                          ------------
Pro forma net income (loss)................................................                   (326,320)
                                                                                          ------------
                                                                                          ------------
Pro forma net income (loss)--basic.........................................                   (326,320)
Impact of potential common shares--convertible notes.......................                          0
                                                                                          ------------
Pro forma net income (loss)--diluted.......................................                   (326,320)
                                                                                          ------------
                                                                                          ------------
Weighted average shares outstanding--basic.................................     517,085      3,517,085
Impact of potential common shares--convertible notes.......................           0              0
                                                                             -----------  ------------
Weighted average shares outstanding--diluted...............................     517,085      3,517,085
                                                                             -----------  ------------
                                                                             -----------  ------------
Pro forma net basic earnings (loss) per share..............................                      (0.09)
                                                                                          ------------
                                                                                          ------------
Pro forma net diluted earnings (loss) per share............................                      (0.09)
                                                                                          ------------
                                                                                          ------------



  See accompanying auditors' report on supplementary consolidating schedules.

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES



                CONSOLIDATING SCHEDULES OF SHAREHOLDERS' EQUITY
               YEARS ENDED DECEMBER 31, 1997 AND 1996 (RESTATED)


                                                           DECEMBER 31, 1997
                                -----------------------------------------------------------------------
                                PREVIOUSLY         NET
                                 REPORTED    HEALTHCARE, INC.      ADJUSTMENT            RESTATED
                                -----------  ----------------   ----------------   --------------------
COMMON STOCK-NUMBER OF SHARES:
Balance at beginning of
  period......................    3,529,412         10,000               (10,000)(1)          3,529,412
Exchange of common shares.....            0              0               517,085(2)             517,085
Issuance of common shares.....    1,725,000              0                     0              1,725,000
                                -----------  ----------------   ----------------   --------------------
Balance at end of period......    5,254,412         10,000               507,085              5,771,497
                                -----------  ----------------   ----------------   --------------------
                                -----------  ----------------   ----------------   --------------------
Common stock:
Balance at beginning of
  period......................  $    35,294         10,000               (10,000)(1)             35,294
Exchange of common shares.....            0              0                 5,171(2)               5,171
Issuance of common shares.....       17,250              0                     0                 17,250
                                -----------  ----------------   ----------------   --------------------
Balance at end of period......  $    52,544         10,000                (4,829)                57,715
                                -----------  ----------------   ----------------   --------------------
                                -----------  ----------------   ----------------   --------------------
Additional paid-in capital:
Balance at beginning of
  period......................  $         0              0                     0                      0
Exchange of common shares.....            0              0            (1,224,173)(3)         (1,224,173)
Issuance of common shares.....   10,367,074              0                 4,829(1)(2)       10,371,903
                                -----------  ----------------   ----------------   --------------------
Balance at end of period......  $10,367,074              0            (1,219,344)             9,147,730
                                -----------  ----------------   ----------------   --------------------
                                -----------  ----------------   ----------------   --------------------
Retained earnings (deficit):
Balance at beginning of
  period......................  $   864,933       (624,713)              624,713(3)             864,933
Net income (loss).............    1,209,418       (599,460)              599,460(3)           1,209,418
                                -----------  ----------------   ----------------   --------------------
Balance at end of period......  $ 2,074,351     (1,224,173)            1,224,173              2,074,351
                                -----------  ----------------   ----------------   --------------------
                                -----------  ----------------   ----------------   --------------------
Treasury stock:
Balance at end of period......  $  (505,557)             0                     0               (505,557)
                                -----------  ----------------   ----------------   --------------------
Total shareholders' equity....  $11,988,412     (1,214,173)                    0             10,774,239
                                -----------  ----------------   ----------------   --------------------
                                -----------  ----------------   ----------------   --------------------

                                                             DECEMBER 31, 1996
                                ----------------------------------------------------------------------------
                                   PREVIOUSLY            NET
                                    REPORTED       HEALTHCARE, INC.        ADJUSTMENT            RESTATED
                                ----------------   ----------------   ---------------------   --------------
COMMON STOCK-NUMBER OF SHARES:
Balance at beginning of
  period......................         3,529,412         10,000              (10,000)(1)           3,529,412
Exchange of common shares.....                 0              0              517,085(2)              517,085
Issuance of common shares.....                 0              0                    0                       0
                                ----------------   ----------------       ----------          --------------
Balance at end of period......         3,529,412         10,000              507,085               4,046,497
                                ----------------   ----------------       ----------          --------------
                                ----------------   ----------------       ----------          --------------
Common stock:
Balance at beginning of
  period......................            35,294         10,000              (10,000)(1)              35,294
Exchange of common shares.....                 0              0                5,171(2)                5,171
Issuance of common shares.....                 0              0                    0                       0
                                ----------------   ----------------       ----------          --------------
Balance at end of period......            35,294         10,000               (4,829)                 40,465
                                ----------------   ----------------       ----------          --------------
                                ----------------   ----------------       ----------          --------------
Additional paid-in capital:
Balance at beginning of
  period......................                 0              0                    0
Exchange of common shares.....                 0              0             (624,713)(3)            (624,713)
Issuance of common shares.....                 0              0                4,829 (1)(2)            4,829
                                ----------------   ----------------       ----------          --------------
Balance at end of period......                 0              0             (619,884)               (619,884)
                                ----------------   ----------------       ----------          --------------
                                ----------------   ----------------       ----------          --------------
Retained earnings (deficit):
Balance at beginning of
  period......................           760,667              0                    0                 760,667
Net income (loss).............           104,266       (624,713)             624,713(3)              104,266
                                ----------------   ----------------       ----------          --------------
Balance at end of period......           864,933       (624,713)             624,713                 864,933
                                ----------------   ----------------       ----------          --------------
                                ----------------   ----------------       ----------          --------------
Treasury stock:
Balance at end of period......          (505,557)             0                    0                (505,557)
                                ----------------   ----------------       ----------          --------------
Total shareholders' equity....           394,670       (614,713)                   0                (220,043)
                                ----------------   ----------------       ----------          --------------
                                ----------------   ----------------       ----------          --------------


------------

(1) To eliminate merged company common stock.

(2) To record common stock exchanged in connection with merger.

(3) To transfer undistributed deficit to paid-in capital.


  See accompanying auditors' report on supplementary consolidating schedules.

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES



                     CONSOLIDATING SCHEDULES OF CASH FLOWS


               YEARS ENDED DECEMBER 31, 1997 AND 1996 (RESTATED)


                                                      DECEMBER 31, 1997                      DECEMBER 31, 1996
                                            --------------------------------------  ------------------------------------
                                            PREVIOUSLY   NET HEALTH-                PREVIOUSLY  NET HEALTH-
                                             REPORTED     CARE, INC.    RESTATED     REPORTED    CARE, INC.    RESTATED
                                            -----------  ------------  -----------  ----------  ------------  ----------
Cash flow from operating activities:
  Net income (loss).......................  $ 1,209,418     (599,460)      609,958     104,266     (624,713)    (520,447)
  Adjustments to reconcile net income
    (loss) to net cash provided by (used
    in) operating activities:
    Depreciation and amortization.........      150,341       51,971       202,312     161,132       21,635      182,767
    Amortization of deferred acquisition
      costs...............................    4,161,884            0     4,161,884     177,526            0      177,526
    Deferred income taxes.................     (252,837)           0      (252,837)          0            0            0
    Provision for uncollectible
      accounts............................            0      106,367       106,367           0       23,212       23,212
      Change in:
        Accrued investment income.........     (311,934)           0      (311,934)          0            0            0
        Receivables.......................    3,344,344   (1,036,857)    2,307,487  (3,583,802)    (742,002)  (4,325,804)
        Unpaid losses and loss adjustment
          expenses........................    5,908,223            0     5,908,223     199,390            0      199,390
        Unearned premiums.................      782,854            0       782,854   1,888,977            0    1,888,977
        Premium payable...................     (521,487)           0      (521,487)  1,231,676            0    1,231,676
        Commissions payable...............     (179,302)           0      (179,302)    212,769            0      212,769
        Accounts payable and accrued
          expenses........................      135,437      561,415       696,852     367,215      272,962      640,177
        Deferred reinsurance income.......   (1,054,421)           0    (1,054,421)  1,334,401            0    1,334,401
        Other, net........................   (1,857,061)     (92,933)   (1,949,994)  1,083,264      (66,682)   1,016,582
                                            -----------  ------------  -----------  ----------  ------------  ----------
          Net cash provided by (used in)
            operating activities..........   11,515,459   (1,009,497)   10,505,962   3,176,814   (1,115,588)   2,061,226
                                            -----------  ------------  -----------  ----------  ------------  ----------
Cash flow from investing activities:
  Purchase of fixed maturities............  (15,892,549)           0   (15,892,549)          0            0            0
  Purchase of short-term investments,
    net...................................   (7,090,550)           0    (7,090,550)          0            0            0
  Purchase of property and equipment......      (82,677)    (185,793)     (268,470)   (130,503)    (118,787)    (249,290)
                                            -----------  ------------  -----------  ----------  ------------  ----------
  Net cash used in investing activities...  (23,065,776)    (185,793)  (23,251,569)   (130,503)    (118,787)     249,290)
                                            -----------  ------------  -----------  ----------  ------------  ----------
Cash flow from financing activities:
  Proceeds from sale of common stock......   10,384,324            0    10,384,324           0            0            0
  Repayment of shareholder loan...........     (300,000)           0      (300,000)   (275,000)           0     (275,000)
  Borrowings from revolving line of
    credit, net...........................            0    1,114,779     1,114,779           0    1,285,221    1,285,221
  Other, net..............................            0       27,008        27,008           0       (8,899)      (8,899)
                                            -----------  ------------  -----------  ----------  ------------  ----------
  Net cash provided by (used in) financing
    activities............................   10,084,324    1,141,787    11,226,111    (275,000)   1,276,322    1,001,322
                                            -----------  ------------  -----------  ----------  ------------  ----------
Net (decrease) increase in cash...........   (1,465,993)     (53,503)   (1,519,496)  2,771,311       41,947    2,813,258
Cash at beginning of period...............    5,591,140       53,627     5,644,767   2,819,829       11,680    2,831,509
                                            -----------  ------------  -----------  ----------  ------------  ----------
Cash at end of period.....................  $ 4,125,147          124     4,125,271   5,591,140       53,627    5,644,767
                                            -----------  ------------  -----------  ----------  ------------  ----------
                                            -----------  ------------  -----------  ----------  ------------  ----------
Supplemental disclosure of cash flow
  information:
  Income taxes paid.......................  $   202,300            0       202,300           0            0            0
                                            -----------  ------------  -----------  ----------  ------------  ----------
                                            -----------  ------------  -----------  ----------  ------------  ----------
  Interest paid...........................  $         0      638,235       638,235           0      103,069      103,069
                                            -----------  ------------  -----------  ----------  ------------  ----------
                                            -----------  ------------  -----------  ----------  ------------  ----------



  See accompanying auditors' report on supplementary consolidating schedules.

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET

                     JUNE 30, 1998 (UNAUDITED AND RESTATED)


                                                                                      PREVIOUSLY
                                                                                       REPORTED       RESTATED
                                                                                     -------------  -------------
                                                     ASSETS
Investments:
  Held-to-maturity securities, at amortized cost (fair value of $8,835,720)........  $   8,695,110      8,695,110
  Held-to-maturity securities, at amortized cost, restricted
    (fair value of $7,792,265).....................................................      7,716,270      7,716,270
  Short-term investments...........................................................     15,043,296     15,043,296
                                                                                     -------------  -------------
      Total investments............................................................     31,454,676     31,454,676
Cash...............................................................................      3,510,803      3,700,595
Accrued investment and interest income.............................................        257,413        257,413
Receivables, net...................................................................      7,392,331      9,802,264
Deferred acquisition costs.........................................................      2,398,856      2,398,856
Property and equipment, net........................................................        463,665        661,521
Deferred tax assets................................................................      1,082,238      1,082,238
Deposits...........................................................................        118,601        269,191
Other assets.......................................................................      2,512,577      2,571,782
Goodwill and other intangible assets, net..........................................      4,920,835      4,920,835
                                                                                     -------------  -------------
      Total assets.................................................................  $  54,111,995     57,119,371
                                                                                     -------------  -------------
                                                                                     -------------  -------------
                                      LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Notes payable......................................................................  $  12,580,000     15,020,000
Unpaid losses and loss adjustment expenses.........................................      9,919,218      9,919,218
Unearned premiums..................................................................      7,090,913      7,090,913
Premiums payable...................................................................      3,087,953      3,087,953
Commissions payable................................................................        249,216        249,216
Other liabilities..................................................................      6,297,104      6,838,946
Accounts payable and accrued expenses..............................................      1,946,335      3,082,213
Deferred reinsurance income........................................................        279,980        279,980
                                                                                     -------------  -------------
      Total liabilities............................................................     41,450,719     45,568,439
                                                                                     -------------  -------------
Shareholders' equity:
Common stock, $.01 par value; authorized 10,000,000 shares; issued 5,257,412 and
  5,771,497 shares, respectively...................................................         52,544         57,715
Additional paid-in capital.........................................................     10,367,074      9,251,559
Retained earnings..................................................................      2,747,215      2,747,215
                                                                                     -------------  -------------
Total shareholders' equity.........................................................     13,166,833     12,056,489
Treasury stock, at cost, 529,412 shares............................................       (505,557)      (505,557)
                                                                                     -------------  -------------
Net shareholders' equity...........................................................     12,661,276     11,550,932
                                                                                     -------------  -------------
Total liabilities and shareholders' equity.........................................  $  54,111,995     57,119,371
                                                                                     -------------  -------------
                                                                                     -------------  -------------


          See accompanying notes to consolidated financial statements.

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES



                     CONSOLIDATED STATEMENTS OF OPERATIONS


    FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND 1997 (UNAUDITED AND RESTATED)


                                                                     JUNE 30, 1998           JUNE 30, 1997
                                                                 ----------------------  ---------------------
                                                                 PREVIOUSLY              PREVIOUSLY
                                                                  REPORTED    RESTATED   REPORTED    RESTATED
                                                                 ----------  ----------  ---------  ----------
REVENUES:
Premiums earned................................................  $7,416,526   7,416,526  4,669,794   4,669,794
Net commission income..........................................   1,069,715   1,069,715  1,131,386   1,131,386
Staffing income................................................   6,267,362  14,863,410          0   4,664,203
Net investment income..........................................     891,546     891,546    719,646     719,646
Other income...................................................     264,331     264,331    288,061     288,061
                                                                 ----------  ----------  ---------  ----------
Total revenues.................................................  15,909,480  24,505,538  6,808,887  11,473,090
                                                                 ----------  ----------  ---------  ----------
EXPENSES:
Losses and loss adjustment expenses............................   4,004,924   4,004,924  2,526,147   2,526,147
Amortization of deferred acquisition costs.....................   2,445,353   2,445,353  1,689,564   1,689,564
Staffing costs.................................................   4,997,868  11,596,918          0   4,014,249
Other operating expenses.......................................   3,412,835   4,519,855  1,818,600   2,667,109
                                                                 ----------  ----------  ---------  ----------
Total operating expenses.......................................  14,860,980  22,567,050  6,034,311  10,897,069
                                                                 ----------  ----------  ---------  ----------
Operating income before income taxes...........................   1,048,500   1,938,478    774,576     576,021
                                                                 ----------  ----------  ---------  ----------
Interest expense...............................................     154,502     458,585     12,084     279,960
Amortization of intangible assets and other non-operating
  expenses.....................................................      79,165     238,621          0           0
                                                                 ----------  ----------  ---------  ----------
Total non-operating expense....................................     233,667     697,206     12,084     279,960
                                                                 ----------  ----------  ---------  ----------
Income before income taxes.....................................     814,833   1,241,272    762,492     296,061
Income taxes...................................................     141,968     141,968    170,823     170,823
                                                                 ----------  ----------  ---------  ----------
Net income.....................................................  $  672,865   1,099,304    591,669     125,238
                                                                 ----------  ----------  ---------  ----------
                                                                 ----------  ----------  ---------  ----------
Net income--basic..............................................  $  672,865   1,099,304    591,669     125,238
Impact of potential common shares--convertible notes...........      79,287      79,287          0           0
                                                                 ----------  ----------  ---------  ----------
Net income--diluted............................................  $  752,152   1,178,591    591,669     125,238
                                                                 ----------  ----------  ---------  ----------
                                                                 ----------  ----------  ---------  ----------
Weighted average shares outstanding--basic.....................   4,725,000   5,242,085  4,298,619   4,815,704
Impact of potential common shares--convertible notes...........     292,127     292,127          0           0
                                                                 ----------  ----------  ---------  ----------
Weighted average shares outstanding--diluted...................   5,017,127   5,534,212  4,298,619   4,815,704
                                                                 ----------  ----------  ---------  ----------
                                                                 ----------  ----------  ---------  ----------
Net basic earnings per share...................................  $     0.14        0.21       0.14        0.03
                                                                 ----------  ----------  ---------  ----------
                                                                 ----------  ----------  ---------  ----------
Net diluted earnings per share.................................  $     0.14        0.21       0.14        0.03
                                                                 ----------  ----------  ---------  ----------
                                                                 ----------  ----------  ---------  ----------
PRO FORMA INFORMATION (UNAUDITED):
Historical income before income taxes..........................  $  672,865   1,099,304    591,669     125,238
Pro forma income tax provision (benefit).......................           0     322,610          0     (71,268)
                                                                 ----------  ----------  ---------  ----------
Pro forma net income...........................................  $  672,865     776,694    591,669     196,506
                                                                 ----------  ----------  ---------  ----------
                                                                 ----------  ----------  ---------  ----------
Pro forma net income--basic....................................  $  672,865     776,694    591,669     196,506
Impact of potential common shares--convertible notes...........      79,287      79,287          0           0
                                                                 ----------  ----------  ---------  ----------
Pro forma net income--diluted..................................  $  752,152     855,981    591,669     196,506
                                                                 ----------  ----------  ---------  ----------
                                                                 ----------  ----------  ---------  ----------
Weighted average shares outstanding--basic.....................   4,725,000   5,242,085  4,298,619   4,815,704
Impact of potential common shares--convertible notes...........     292,127     292,127          0           0
                                                                 ----------  ----------  ---------  ----------
Weighted average shares outstanding--diluted...................   5,017,127   5,534,212  4,298,619   4,815,704
                                                                 ----------  ----------  ---------  ----------
                                                                 ----------  ----------  ---------  ----------
Pro forma net basic earnings per share.........................  $     0.14        0.15       0.14        0.04
                                                                 ----------  ----------  ---------  ----------
                                                                 ----------  ----------  ---------  ----------
Pro forma net diluted earnings per share.......................  $     0.14        0.15       0.14        0.04
                                                                 ----------  ----------  ---------  ----------
                                                                 ----------  ----------  ---------  ----------


          See accompanying notes to consolidated financial statements.

              PREFERRED EMPLOYERS HOLDINGS, INC., AND SUBSIDIARIES



                     CONSOLIDATED STATEMENTS OF CASH FLOWS


    FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND 1997 (UNAUDITED AND RESTATED)


                                                                  JUNE 30, 1998             JUNE 30, 1997
                                                             ------------------------  ------------------------
                                                             PREVIOUSLY                PREVIOUSLY
                                                              REPORTED     RESTATED     REPORTED     RESTATED
                                                             -----------  -----------  -----------  -----------
Cash flow from operating activities:
  Net income...............................................  $   672,865    1,099,304      591,669      125,238
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Depreciation and amortization..........................      177,788      370,644       84,508      104,972
    Amortization of deferred acquisition costs.............    2,445,353    2,445,353    1,689,564    1,689,564
    Deferred income taxes..................................      829,401      829,401            0            0
    Provision for uncollectible accounts...................            0      (22,420)           0       44,428
      Change in:
        Accrued investment income..........................       54,521       54,521     (173,941)    (173,941)
        Receivables........................................   (6,807,260)  (7,248,897)   3,805,897    3,085,775
        Deferred acquisition costs.........................   (3,940,329)  (3,940,329)  (1,689,564)  (1,689,564)
        Unpaid losses and loss adjustment expenses.........    3,811,605    3,811,605    2,351,679    2,351,679
        Unearned premiums..................................    4,419,082    4,419,082     (951,896)    (951,896)
        Premiums payable...................................       23,850       23,850     (175,721)    (175,721)
        Commissions payable................................      (80,839)     (80,839)     (83,274)     (83,274)
        Accounts payable and accrued expenses..............    1,438,208    1,535,746      999,194    1,367,841
        Deferred reinsurance income........................            0            0     (694,257)    (694,257)
        Other, net.........................................   (1,754,055)  (1,773,150)   2,090,027    2,038,763
                                                             -----------  -----------  -----------  -----------
          Net cash provided by operating activities........    1,290,190    1,523,871    7,843,885    7,039,607
                                                             -----------  -----------  -----------  -----------
Cash flow from investing activities:
  Purchase of subsidiary...................................   (5,000,000)  (5,000,000)           0            0
  Purchase of short-term investments, net..................   (8,471,577)  (8,471,577)           0            0
  Purchase of property and equipment.......................      (54,871)     (54,897)     (43,295)    (172,452)
                                                             -----------  -----------  -----------  -----------
  Net cash used in investing activities....................  (13,526,448) (13,526,474)     (43,295)    (172,452)
                                                             -----------  -----------  -----------  -----------
Cash flow from financing activities:
  Proceeds from sale of common stock.......................            0            0   10,384,324   10,384,324
  Repayment of shareholder loan............................            0            0     (150,000)    (150,000)
  Proceeds from subordinated convertible notes payable.....    9,621,914    9,621,914            0            0
  Borrowings from revolving line of credit, net............    2,000,000    2,000,000            0    1,010,208
  Other, net...............................................            0      (43,987)           0       (5,660)
                                                             -----------  -----------  -----------  -----------
Net cash provided by financing activities..................   11,621,914   11,577,927   10,234,324   11,238,872
                                                             -----------  -----------  -----------  -----------
Net (decrease) increase in cash............................     (614,344)    (424,676)  18,034,914   18,106,027
Cash at beginning of period................................    4,125,147    4,125,271    5,591,140    5,644,767
                                                             -----------  -----------  -----------  -----------
Cash at end of period......................................  $ 3,510,803    3,700,595   23,626,054   23,750,794
                                                             -----------  -----------  -----------  -----------
                                                             -----------  -----------  -----------  -----------
Supplemental disclosures of cash flow information:
Income taxes paid..........................................  $   950,000      950,000            0            0
                                                             -----------  -----------  -----------  -----------
                                                             -----------  -----------  -----------  -----------
Interest paid..............................................  $    39,900      343,983            0      267,876
                                                             -----------  -----------  -----------  -----------
                                                             -----------  -----------  -----------  -----------


          See accompanying notes to consolidated financial statements.

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     JUNE 30, 1998 (UNAUDITED AND RESTATED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    (A) BASIS OF PRESENTATION

    The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and notes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments, consisting of normal recurring accruals, considered necessary for a fair presentation have been included. Operating results for the six month period ended June 30, 1998 are not necessarily indicative of the results that may be expected for the year ended December 31, 1998. These consolidated financial statements and notes should be read in conjunction with the financial statements and notes included in the audited consolidated financial statements of the Company for the year ended December 31, 1997.


    The accompanying consolidated financial statements of the Company and its subsidiaries are prepared in accordance with generally accepted accounting principles. These principles vary in certain respects from statutory accounting practices prescribed or permitted by regulatory authorities. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates, based on information available, in recording transactions resulting from business operations. The balance sheet amounts that involve a greater extent of accounting estimates and actuarial determinations subject to future changes are the Company's liabilities for unpaid losses and loss adjustment expenses. As additional information becomes available (or actual amounts are determinable), the recorded estimates may be revised and reflected in operating results. While management believes that the liability for unpaid losses and loss adjustment expenses is adequate to cover the ultimate liability, such estimates may be more or less than the amounts actually paid when claims are settled.



    (B) ORGANIZATION


    Preferred Employers Holdings, Inc. (the "Company") is the successor company to Preferred Employers Group, Inc. ("PEGI"). In February 1997, the Company completed an initial public offering of 1,725,000 shares of common stock (including the underwriter's overallotment option) at a price of $7.25 per share. Immediately prior to the Company's initial public offering, the Company and the stockholders of PEGI (the "Exchanging Stockholders") effected a recapitalization whereby the Company exchanged 17,647.06 shares of common stock for each share of common stock of PEGI held by the Exchanging Stockholders (the "Exchange"). As a result of the Exchange, PEGI became a wholly-owned subsidiary of the Company. Except as otherwise specified or when the context otherwise requires, references to the Company herein include Preferred Employers Holdings, Inc. and PEGI, through which the Company conducts certain of its operations.

    In March 1998, the Company, through a wholly-owned subsidiary, consummated the purchase of substantially all of the assets of HSSI Travel Nurse Operations, Inc. ("Travel Nurse"), a wholly-owned subsidiary of Hospital Staffing Services, Inc., for $5.0 million in cash. Based in Ft. Lauderdale, Florida since 1981, Travel Nurse has provided registered nurses and other professional medical personnel, often referred to as "Travelers," primarily to client hospitals in the United States and the Caribbean on a contractual basis for periods generally ranging from 8 to 52 weeks. During 1997, Travel Nurse placed in excess of 700 nurses.

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES

                     JUNE 30, 1998 (UNAUDITED AND RESTATED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    In August 1998, the Company issued 517,085 shares of its common stock in exchange for all the outstanding common stock of National Explorers and Travelers Healthcare, Inc., an employee staffing company and provider of temporary registered nurses and other professional medical personnel, primarily to client hospitals. This business combination was accounted for as a pooling-of-interests combination and, accordingly, the Company's consolidated financial statements for applicable periods prior to the combination have been restated to include the accounts and results of operations of NET Healthcare. The financial statements previously reported by the separate enterprises and the combined amounts are presented in the accompanying consolidated financial statements included herein.



    The Company was appointed as a general agent ("GA") by the American International Group of Companies ("AIG"), a major group of international insurance carriers, on January 1, 1993. In this regard, the Company is authorized to write workers' compensation as well as other forms of "property and casualty" business (such other forms of insurance being hereinafter referred to as "Package") on behalf of AIG. In addition, the Company was appointed as a GA by General Accident Insurance Company of America ("GAIC") on September 1, 1994, with the authority to write all forms of commercial property and casualty business for family style and fast-food restaurants. On June 11, 1996, GAIC advised the Company that it would no longer write Package insurance for fast-food restaurants; however, on March 20, 1997, the Company was appointed as a GA by the Kemper Group of Insurance Companies with the authority to write workers' compensation and other forms of commercial property and casualty business for family style and fast-food restaurants and convenience stores.


    (C) INSURANCE OPERATIONS

    In 1996, the Company formed a Bermuda licensed reinsurance subsidiary (the "Reinsurer") and entered into a reinsurance agreement (the "Agreement") with AIG during the fourth quarter of 1996. The Agreement provides that the Reinsurer assume certain workers' compensation and employer's liability insurance policies from AIG with policy inception dates as of January 1, 1996 and subsequent. Although the Reinsurer assumes the risks associated with being a reinsurer, the Agreement limits the liability of the Reinsurer for losses and certain defined expenses to the first $300,000 per occurrence. In addition, the Agreement limits the aggregate liability of the Reinsurer for all coverage to an amount not to exceed 70 percent of the gross written premium for each individual underwriting year.


    Because the Agreement is effective for all business written on or after January 1, 1996, the policies written prior to the execution of the Agreement and formation of the Reinsurer are accounted for as retroactive reinsurance. The principal difference between the accounting for retroactive and prospective reinsurance is that revenue and costs of retroactive reinsurance are deferred and accreted into income over the claim-settlement period rather than over the period for which contractual coverage is provided, as would be the case under prospective reinsurance. Retroactive insurance accounting does not change the amount of income to be recognized, but rather extends the period of recognition from one year--the period of coverage, to six years--the period over which claims liabilities from the business are expected to be settled. Cash flows from the reinsurance transactions are not affected by the accounting treatment.


    The accompanying financial statements reflect a composite retroactive/prospective accounting treatment with business written prior to October 1, 1996 being accounted for as retroactive and business written subsequent thereto accounted for as prospective.

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES

                     JUNE 30, 1998 (UNAUDITED AND RESTATED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    The effects of prospective and retroactive insurance accounting treatment are illustrated below. The prospective method assumes that the Agreement incepted on January 1, 1996, and provides for a loss ratio of 51.5%, acquisition costs of 33.83%, aggregate net premiums written of approximately $15 million ($12,600,000 relating to the period from January 1 through September 30, 1996) and an investment yield of 6.5% on net cash flows. The retroactive (deposit) method uses the same assumptions except that since the Agreement was not executed until October 1996, any investment income on net cash flows earned for the period from January through September 1996 are deferred and recognized as "other income" over the payment period of the remaining claim liabilities.

    Income before income taxes recognized, and estimated to be recognized in the calendar year indicated below is as follows:

                                                                 COMPOSITE
                                     PROSPECTIVE METHOD   RETROACTIVE/PROSPECTIVE
YEARS                                   (PRO FORMA)              (ACTUAL)
-----------------------------------  ------------------   -----------------------
1996...............................      $1,658,000                324,000
1997...............................       1,288,000              1,372,000
1998-2001..........................       1,314,000              2,564,000
                                     ------------------         ----------
                                         $4,260,000              4,260,000
                                     ------------------         ----------
                                     ------------------         ----------

    It should be noted that the table presented above is for illustrative purposes only to highlight that the basis of accounting used only impacts the timing of the net revenue recognition and not the aggregate economic results. Further, it should be noted that the above table is based on estimates as to the amount and timing of aggregate loss and loss expense payments, available investment yields and acquisition and other costs associated with the provision of insurance protection. Actual results may vary, perhaps materially, from those illustrated above. No assurance is given or may be taken that subsequent revisions of estimates will not have a material impact on the illustration above.

    Prospective reinsurance premiums are earned on a pro-rata basis over the term of the related coverage. The reserve for unearned premiums represents the portion of the net premiums written relating to the unexpired term of coverage.

    Acquisition costs are deferred and amortized over the period in which the related prospective reinsurance premiums are earned.

    Losses and loss adjustment expenses are charged to income as incurred. The reserve for unpaid claims represents the accumulation of estimates for reported losses and includes provisions for losses incurred but not reported. The methods of determining such estimates and establishing resulting reserves are continually reviewed and updated. Adjustments, if any, resulting therefrom are reflected in income currently. The Company does not discount its loss reserves.

    (D) STAFFING OPERATIONS

    In March 1998, the Company purchased substantially all of the assets of HSSI Travel Nurse Operations, Inc. ("Travel Nurse") for $5.0 million in cash. Based in Ft. Lauderdale, Florida since 1981, Travel Nurse has provided registered nurses and other professional medical personnel, often referred to as

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES

                     JUNE 30, 1998 (UNAUDITED AND RESTATED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
"Travelers", primarily to client hospitals in the United States and the Caribbean on a contractual basis for periods generally ranging from 8 to 52 weeks. During 1997, Travel Nurse placed in excess of 700 nurses.

    In August 1998, the Company issued 517,085 shares of its common stock in exchange for all the outstanding common stock of National Explorers and Travelers Healthcare, Inc. ("NET Healthcare"), an employee staffing company and provider of temporary registered nurses and other professional medical personnel, primarily to client hospitals. This business combination was accounted for as a pooling-of-interests combination.

    Staffing income is recognized at the time the staffing services are provided. In most instances, the staffing company's temporary healthcare professionals are considered employees of the staffing company while under assignment and costs of employment are the responsibility of the staffing company and are included in the accompanying statements of operations.


    Receivables include amounts due from healthcare organizations for services provided by Travel Nurse and NET Healthcare through the placement of healthcare professionals. These receivables are presented net of an estimated allowance for uncollectible accounts based on an evaluation of expected collections resulting from an analysis of current and past due accounts, past collection experience in relation to amounts billed and other relevant information. Concentration of credit risk relating to accounts receivable is limited by number, diversity and geographic dispersion of the healthcare organizations serviced by Travel Nurse and NET Healthcare.



    During 1995, NET Healthcare entered into a line of credit with a shareholder to provide a total of $190,000 to fund the working capital requirements of NET Healthcare. The line of credit bore interest at the rate of 5% per annum. In March 1996, NET Healthcare entered into an additional line of credit with a shareholder collateralized by outstanding accounts receivable. Interest was payable at the rate of 2% per month on average outstanding balances. In May 1996, the agreement was amended to allow for additional funding. In May 1997, the agreement was further amended to increase the interest rate by .5% per month on approximately $600,000 of the balance of the line of credit. The amended line of credit, effective April 1, 1998, established a rate of interest of 10% per annum and eliminated restrictive covenants included in the original agreement. The line of credit described above had an aggregate outstanding balance of $2,440,000 at June 30, 1998 and December 31, 1997. Interest expense related to the line of credit amounted to $215,029 and $608,300 for the six months ended June 30, 1998 and for the year ended December 31, 1997, respectively. The aggregate outstanding balance together with its related accrued interest expense was paid in full subsequent to the merger of NET Healthcare and the Company.



    The goodwill associated with the Company's acquisition of substantially all of the assets of Travel Nurse is amortized over 30 years.


    The former shareholders of NET Healthcare previously elected to have the company treated as an "S Corporation" under the Internal Revenue Code and, therefore, net income or loss was attributable directly to the former shareholders. Accordingly, no pre-merger benefit for federal or state income taxes has been reflected in the accompanying combined financial statements. In addition, an adjustment has been made to the restated stockholders' equity of the Company as of June 30, 1998 and December 31, 1997 to eliminate the untaxed effects of including NET Healthcare's results of operations in the combined financial statements of the Company.

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES

                     JUNE 30, 1998 (UNAUDITED AND RESTATED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    (E) INVESTMENTS

    Fixed maturity securities which the Company has the positive intent and ability to hold to maturity are classified as "held to maturity" and are reported at amortized cost. Fixed maturity and equity securities that are bought and held principally for the purpose of selling them in the near term are classified as "trading" and are reported at fair value, with unrealized gains and losses included in income. Fixed maturity and equity securities not classified as either held to maturity or trading are classified as "available for sale" and are reported at fair value, with unrealized gains and losses (net of deferred taxes) charged or credited as a separate component of shareholders' equity.

    Investment income is recorded as earned on the accrual basis and includes amortization of premiums and accretion of discounts relating to investments acquired at other than par value. Realized gains or losses on disposal of investments are determined on a specific identification basis and are included in revenues.

    The Company does not own any on-balance sheet or off-balance sheet derivative instruments.


    (F) PROPERTY AND EQUIPMENT, NET


    Property and equipment is stated at cost less accumulated depreciation. Depreciation is computed using an accelerated method of depreciation over the estimated useful lives of the related assets, which range from five to seven years. Leasehold improvements are carried at cost less accumulated amortization provided on the straight-line basis over the shorter of the lease term or the estimated useful lives of the improvements.

    (G) PREMIUMS PAYABLE

    Premiums which are collected from insureds are reported as assets of the Company and as corresponding liabilities to the insurance carriers. Premiums received from insureds but not yet remitted to the carriers are held as invested cash in a fiduciary capacity.

    (H) COMMISSION INCOME

    Commission income is recognized when premiums are received. Any subsequent commission adjustments, including policy cancellations, are recognized upon notification from the insurance carrier or broker.

    (I) INCOME TAXES


    Prior to the formation of the Company, PEGI had elected to be taxed as an "S corporation" under the provisions of the Internal Revenue Code. PEGI's stockholders included in their tax returns the Company's income or loss. However, subsequent to the formation of the Company, PEGI is taxed as a C corporation under the provisions of the Internal Revenue Code. As such, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES

                     JUNE 30, 1998 (UNAUDITED AND RESTATED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    (J) NET INCOME PER SHARE

    Net income per common share is based upon the weighted average number of common shares outstanding during each period. In February 1997, SFAS No. 128, "Earnings per Share" was issued. This statement requires specific computations, presentation and disclosures for earnings per share (EPS) amounts in order to make EPS amounts more compatible with international accounting standards. The Company adopted SFAS No. 128 for the period ended December 31, 1997. This statement requires any prior period EPS amounts to be restated. Stock options outstanding at June 30, 1998 and 1997 of 616,500 and 250,000, respectively, had no effect on diluted earnings per share amounts.


    In May 1998, the Company concluded a private placement of 7% Convertible Subordinated Notes due May 12, 2003 in the aggregate principal amount of $10,580,000 which had no effect on diluted earnings per share amounts.


    (K) RECLASSIFICATIONS

    Certain items in the 1997 financial statements have been reclassified to conform with the 1998 presentation.

(2) INVESTMENTS

    At June 30, 1998 and December 31, 1997, the Company did not hold fixed-maturity securities which individually exceeded 10% of shareholders' equity except U.S. government and government agency securities.

    Bonds with an amortized cost of $7,716,270 and $7,877,444 were held in a restricted account for the benefit of the ceding company (AIG) as unauthorized reinsurance at June 30, 1998 and December 31, 1997, respectively, in accordance with statutory requirements.

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES

                     JUNE 30, 1998 (UNAUDITED AND RESTATED)

(2) INVESTMENTS (CONTINUED)
    The amortized cost and estimated fair values of investments at June 30, 1998 and December 31, 1997 are as follows:

                                                                                                        AMOUNT AT
                                                                                                          WHICH
                                                                                                          SHOWN
                                                                  GROSS        GROSS      ESTIMATED       IN THE
                                                  AMORTIZED    UNREALIZED   UNREALIZED       FAIR        BALANCE
                                                    COST          GAINS       LOSSES        VALUE         SHEET
                                                -------------  -----------  -----------  ------------  ------------
Securities held to maturity:
JUNE 30, 1998:
Fixed maturities:
  Obligations of states and political
    subdivisions..............................  $   8,695,110     141,850       (1,240)     8,835,720     8,695,110
  Obligations of states and political
    subdivisions--restricted..................      7,716,270      77,235       (1,240)     7,792,265     7,716,270
                                                -------------  -----------  -----------  ------------  ------------
Total fixed maturities........................  $  16,411,380     219,085       (2,480)    16,627,985    16,411,380
                                                -------------  -----------  -----------  ------------  ------------
                                                -------------  -----------  -----------  ------------  ------------
DECEMBER 31, 1997:
Fixed maturities:
  Obligations of states and political
    subdivision...............................  $   8,015,105     222,564       --          8,237,669     8,015,105
  Obligations of state and political
    subdivisions--restricted..................      7,877,444      70,537       --          7,947,981     7,877,744
                                                -------------  -----------  -----------  ------------  ------------
Total fixed maturities........................  $  15,892,549     293,101       --         16,185,650    15,892,549
                                                -------------  -----------  -----------  ------------  ------------
                                                -------------  -----------  -----------  ------------  ------------

    The amortized cost and fair value of securities at June 30, 1998 and December 31, 1997, by contractual maturity date, are presented below:


                                                                 JUNE 30, 1998             DECEMBER 31, 1997
                                                          ---------------------------  --------------------------
                                                            AMORTIZED        FAIR       AMORTIZED        FAIR
                                                              COST          VALUE          COST         VALUE
                                                          -------------  ------------  ------------  ------------
Fixed maturities held-to-maturity:
Due in one year or less.................................  $    --             --            --            --
Due after one year through five years...................      7,628,149     7,744,210     6,941,072     7,139,209
Due after one year through five years- restricted.......      6,649,309     6,700,755     6,803,411     6,849,521
Due after five years through ten years..................       --             --            --            --
Due after ten years.....................................      1,066,961     1,091,510     1,074,033     1,098,460
Due after ten years-restricted..........................      1,066,961     1,091,510     1,074,033     1,098,460
                                                          -------------  ------------  ------------  ------------
                                                             16,411,380    16,627,985    15,892,549    16,185,650
Short-term investments..................................     15,043,296    15,043,296     7,090,550     7,090,550
                                                          -------------  ------------  ------------  ------------
    Total...............................................  $  31,454,676    31,671,281    22,983,099    23,276,200
                                                          -------------  ------------  ------------  ------------
                                                          -------------  ------------  ------------  ------------

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES

                     JUNE 30, 1998 (UNAUDITED AND RESTATED)

(3) FINANCIAL INSTRUMENTS


    The carrying amounts for short-term investments, cash, accounts, receivables, accrued investment and interest income, notes payable, premiums payable, commissions payable and accounts payable and accrued expenses approximate their fair values due to the short-term nature of these instruments.


    Estimated fair values for fixed maturities were provided by outside consultants using market quotations, prices provided by market makers or estimates of fair values obtained from yield data relating to investment securities with similar characteristics. The carrying amount for the Company's 7% convertible subordinated notes is $10,580,000 and the related estimated fair value is $9,939,015 which was determined by management based on available market information and appropriate valuation methodologies.

(4) STOCKHOLDERS LOAN

    In May 1995, the Company entered into a repurchase agreement with stockholders (the "Agreement") whereby the Company agreed to repurchase from them an aggregate of 30 shares of common stock (529,412 shares as adjusted to give effect to the Exchange) (the "Shares") of the Company. The aggregate purchase price for the Shares was $600,000 (including interest) to be paid in 24 installments of $25,000. The closing of the Agreement was subject to the Company's completion of a $600,000 distribution to the stockholders of the Company, pro rata based on the number of shares of common stock of the Company outstanding and paid to the stockholders of record on the Agreement date, without giving effect to the repurchase. The $600,000 distribution was made by the Company on May 26, 1995.

    Pursuant to a subsequent agreement made with the stockholders, the outstanding loan balance at December 31, 1995 was to be repaid in 23 monthly installments of $25,000 (including interest) commencing in February 1996. The outstanding balance of the above-referenced stockholders loan was paid in full during 1997.

(5) INCOME TAXES

    U.S. Federal and state income tax expense (benefit) consists of the following components:

FOR THE SIX MONTHS ENDED                                                          CURRENT     DEFERRED     TOTAL
-------------------------------------------------------------------------------  ----------  ----------  ---------
June 30, 1998..................................................................  $  971,369    (829,401)   141,968
June 30, 1997..................................................................  $  170,823      --        170,823

    Income tax expense for the six months ended June 30, 1998 and 1997 differed from the amount computed by applying the U.S. Federal income tax rate of 34% to income before Federal income taxes as a result of the following:


                                                                                                1998       1997
                                                                                             ----------  ---------
Expected income tax expense................................................................  $  422,032    100,661
State income tax, net......................................................................      29,578     30,500
Tax-exempt interest........................................................................    (124,598)   (86,934)
S corporation income (loss)................................................................    (144,989)   158,586
Other, net.................................................................................     (40,055)   (31,990)
                                                                                             ----------  ---------
    Total income tax expense...............................................................  $  141,968    170,823
                                                                                             ----------  ---------
                                                                                             ----------  ---------

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES

                     JUNE 30, 1998 (UNAUDITED AND RESTATED)

(5) INCOME TAXES (CONTINUED)

    As a result of the business combination of NET Healthcare, an "S corporation," with the Company, a "C corporation," NET Healthcare's "S corporation" status ceased to exist. The unaudited pro forma information in the consolidated Statements of Operations reflect income tax expense (benefit) had NET Healthcare been taxed as a "C corporation," of $332,610 and ($71,268) for the six months ended June 30, 1998 and 1997, respectively.


    Deferred income taxes are based upon temporary differences between the financial statement and tax bases of assets and liabilities. The following deferred taxes are recorded for June 30, 1998 and December 31, 1997:

                                                                                              1998         1997
                                                                                          ------------  ----------
Deferred tax assets:
    Unearned premiums...................................................................  $    533,662      --
    Reserve for unpaid claims...........................................................       746,607     427,414
    Other, net..........................................................................       --           44,348
                                                                                          ------------  ----------
        Gross deferred tax assets.......................................................  $  1,280,269     471,762
                                                                                          ------------  ----------
                                                                                          ------------  ----------
Deferred tax liabilities:
    Cash to accrual change..............................................................  ($   198,031)     --
    Commissions receivable..............................................................       --         (151,454)
    Commissions payable.................................................................       --          (67,471)
                                                                                          ------------  ----------
        Gross deferred tax liabilities..................................................      (198,031)   (218,925)
                                                                                          ------------  ----------
            Net deferred tax asset......................................................  $  1,082,238     252,837
                                                                                          ------------  ----------
                                                                                          ------------  ----------

    A valuation allowance has not been established as the Company believes it is more likely than not that the deferred tax asset will be realized.

    As a Bermuda domiciled corporation, the Company's reinsurance subsidiary does not file United States tax returns. The Company currently expects to operate in such a manner that it is not directly subject to U.S. tax (other than U.S. excise tax on reinsurance premiums where the risks covered thereby are reinsured with another foreign insurer which is neither a resident of Bermuda nor a resident of a third country with a United States tax treaty which entities the foreign insurer to exemption from excise tax, and withholding tax on certain investment income from U.S. sources) because it does not engage in business or have a permanent establishment in the United States.


    The Company's reinsurance subsidiary does, however, constitute a "controlled foreign corporation" ("CFC") for United States federal income tax purposes. As a result, the Company includes in its gross income for United States federal income tax purposes its pro-rata share of the CFC's "sub part F income," even if such subpart F income is not distributed. Substantially all of the reinsurance subsidiary's income is subpart F income.


    The Company is considering an election under section 953(d) of the Internal Revenue Code to tax the reinsurance subsidiary as a domestic corporation for U.S. Income Tax purposes. The Company believes this election, if made, will not have a material effect on its income tax expense.

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES

                     JUNE 30, 1998 (UNAUDITED AND RESTATED)

(6) STATUTORY SOLVENCY REQUIREMENTS


    The Bermuda Insurance Act of 1978 and related regulations (the "Act") requires the Company to meet a minimum solvency margin. Statutory capital and surplus as of December 31, 1997 was $7,309,143 and the amount required to be maintained by the Company was $3,300,000. In addition, a minimum liquidity ratio must be maintained whereby relevant assets, as defined by the Act, must exceed 75% of relevant liabilities. Once these requirements have been met, there is no restriction on the retained earnings available for distribution. At June 30, 1998 and December 31, 1997, the Company was in compliance with this requirement.


(7) LIABILITY FOR UNPAID LOSSES AND LOSS ADJUSTMENT EXPENSES

    Activity in the liability for unpaid losses and loss adjustment expenses is summarized as follows for the six months ended June 30, 1998 and 1997:

                                                                                             1998         1997
                                                                                         ------------  ----------
Unpaid losses and loss adjustment expenses at beginning of period......................  $  6,107,613     199,390
Incurred related to:
  Current year.........................................................................     4,004,924   2,526,147
  Prior year...........................................................................       --           --
                                                                                         ------------  ----------
    Total incurred.....................................................................     4,004,924   2,526,147
                                                                                         ------------  ----------
Paid related to:
  Current year.........................................................................       193,319     174,468
  Prior year...........................................................................       --           --
                                                                                         ------------  ----------
    Total paid.........................................................................       193,319     174,468
                                                                                         ------------  ----------
Unpaid losses and loss adjustment expenses at end of period............................  $  9,919,218   2,551,069
                                                                                         ------------  ----------
                                                                                         ------------  ----------

(8) UNSECURED REVOLVING LINE OF CREDIT

    In May 1998, the Company obtained a $3 million unsecured revolving line of credit from a bank. The terms of the loan provide for monthly interest payments at the prime lending rate (currently approximately 8 1/2% per annum). The loan is renewable on an annual basis. As of June 30, 1998, the amount outstanding under the line of credit was approximately $2 million.

(9) SUBORDINATED CONVERTIBLE NOTES


    In May 1998, the Company concluded a private placement of $10,580,000 of 7% convertible subordinated notes (the "Notes") due May 2003. The principal amount of the Notes is convertible at any time by the holders prior to the earlier of the maturity date (May 12, 2003) or 10 business days after receipt of a Termination Notice (as defined below), into shares of the Company's common stock at a conversion price of $9.00 (the "Conversion Price"). In the event (i) the closing bid price of the Company's common stock equals or exceeds $13.50 per share for twenty consecutive trading days during any period commencing upon satisfaction of one of the conditions contained in clause (ii) hereof, and (ii) either a registration statement covering the shares of common stock issuable upon conversion of the Notes has been declared effective by the Securities and Exchange Commission and remains effective or at least two years has

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES

                     JUNE 30, 1998 (UNAUDITED AND RESTATED)

(9) SUBORDINATED CONVERTIBLE NOTES (CONTINUED)

elapsed since the issuance date of the Notes and the shares of common stock issuable upon conversion of the Notes are saleable, without restriction, under Rule 144(k) promulgated under the Securities Act of 1933, as amended, then the holders' rights to convert the outstanding principal amount of the Notes shall be terminated by the Company by delivering to the holders a notice of termination (the "Termination Notice"), in which event (a) the holders will have the right at any time during 10 business days after receipt of the Termination Notice, in their sole discretion, to convert the outstanding principal amount of the Notes into shares of common stock of the Company at the Conversion Price, and (b) thereafter, the holders' option to convert shall terminate and the Notes may be prepaid by the Company at any time prior to the Maturity Date, in whole or in part for the face amount thereof, together with all accrued and unpaid interest through the date of prepayment.


(10) LITIGATION

    The Company is a defendant in various litigation matters considered to be in the normal course of business. While the outcome of these matters cannot be estimated with certainty, it is the opinion of management (after consultation with legal counsel) that the resolution of such litigation will not have a material adverse effect on the Company's financial statements.

(11) YEAR 2000

    Year 2000 issues are the result of computer programs being written using two digits rather than four to define the applicable year. The Company has developed a plan to address Year 2000 issues. The plan is based on the Company's primary software vendor having advised the Company that the necessary programming changes related to Year 2000 issues have been made and tested and that the software used by the Company can be upgraded to be Year 2000 complaint. The Company has recently begun to implement this upgrade and expects to be fully compliant with Year 2000 issues by December 31, 1998. As an integral component of such plan, the Company will determine if they are Year 2000 complaint. It is management's belief that for any suppliers who may not be Year 2000 complaint, such non-compliance will not have a material adverse effect on the Company's business. However, each major supplier's compliance will be assessed in light of their response. The costs associated with the implementation of the above project are not expected to be material.

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES


                      CONSOLIDATING BALANCE SHEET SCHEDULE


                     JUNE 30, 1998 (UNAUDITED AND RESTATED)

                                                 PREVIOUSLY    NET HEATH- CARE,
                                                  REPORTED          INC.            ADJUSTMENT         ADJUSTMENT
                                                 -----------   ---------------    ---------------    ---------------
ASSETS
Investments:
  Held-to-maturity securities, at amortized
  cost.......................................    $ 8,695,110             0
  Held-to-maturity securities, at amortized
  cost, restricted...........................      7,716,270             0
  Short-term investments.....................     15,043,296             0
                                                 -----------   ---------------
      Total investments......................     31,454,676             0
Cash.........................................      3,510,803       189,792
Accrued investment and interest income.......        257,413             0
Receivables, net.............................      7,392,331     2,409,933
Deferred acquisition costs...................      2,398,856             0
Property and equipment, net..................        463,665       197,856
Deferred tax assets..........................      1,082,238             0
Deposits.....................................        118,601       150,590
Other assets.................................      2,512,577        59,205
Goodwill and other intangible assets, net....      4,920,835             0
                                                 -----------   ---------------
      Total assets...........................    $54,111,995     3,007,376
                                                 -----------   ---------------
                                                 -----------   ---------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Notes payable................................    $12,580,000     2,440,000
Unpaid losses and loss adjustment expenses...      9,919,218             0
Unearned premiums............................      7,090,913             0
Premiums payable.............................      3,087,953             0
Commissions payable..........................        249,216             0
Other liabilities............................      6,297,104       541,842
Accounts payable and accrued expenses........      1,946,335     1,135,878
Deferred reinsurance income..................        279,980             0
                                                 -----------   ---------------
      Total liabilities......................     41,450,719     4,117,720
                                                 -----------   ---------------
Shareholders' equity:
Common stock.................................         52,544        10,000            (10,000)(1)          5,171(2)
Additional paid-in capital...................     10,367,074             0         (1,120,344)(3)          4,829(1)(2)
Retained earnings (deficit)..................      2,747,215    (1,120,344)         1,120,344(3)
                                                 -----------   ---------------    ---------------    ---------------
Total shareholders' equity...................     13,166,833    (1,110,344)                 0                  0
Treasury stock, at cost......................       (505,557)            0                  0                  0
                                                 -----------   ---------------    ---------------    ---------------
Net shareholders' equity (deficit)...........     12,661,276    (1,110,344)                 0                  0
                                                 -----------   ---------------    ---------------    ---------------
Total liabilities and shareholders' equity...    $54,111,995     3,007,376                  0                  0
                                                 -----------   ---------------    ---------------    ---------------
                                                 -----------   ---------------    ---------------    ---------------


                                                  RESTATED
                                               ---------------
ASSETS
Investments:
  Held-to-maturity securities, at amortized
  cost.......................................        8,695,110
  Held-to-maturity securities, at amortized
  cost, restricted...........................        7,716,270
  Short-term investments.....................       15,043,296
                                               ---------------
      Total investments......................       31,454,676
Cash.........................................        3,700,595
Accrued investment and interest income.......          257,413
Receivables, net.............................        9,802,264
Deferred acquisition costs...................        2,398,856
Property and equipment, net..................          661,521
Deferred tax assets..........................        1,082,238
Deposits.....................................          269,191
Other assets.................................        2,571,782
Goodwill and other intangible assets, net....        4,920,835
                                               ---------------
      Total assets...........................       57,119,371
                                               ---------------
                                               ---------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Notes payable................................       15,020,000
Unpaid losses and loss adjustment expenses...        9,919,218
Unearned premiums............................        7,090,913
Premiums payable.............................        3,087,953
Commissions payable..........................          249,216
Other liabilities............................        6,838,946
Accounts payable and accrued expenses........        3,082,213
Deferred reinsurance income..................          279,980
                                               ---------------
      Total liabilities......................       45,568,439
                                               ---------------
Shareholders' equity:
Common stock.................................           57,715
Additional paid-in capital...................        9,251,559
Retained earnings (deficit)..................        2,747,215
                                               ---------------
Total shareholders' equity...................       12,056,489
Treasury stock, at cost......................         (505,557)
                                               ---------------
Net shareholders' equity (deficit)...........       11,550,932
                                               ---------------
Total liabilities and shareholders' equity...       57,119,371
                                               ---------------
                                               ---------------


------------------------


(1) To eliminate merged company common stock.



(2) To record common stock exchanged in connection with merger.


(3) To transfer undistributed deficit to paid-in-capital.


  See accompanying auditors' report on supplementary consolidating schedules.

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES
                     CONSOLIDATING SCHEDULES OF OPERATIONS
    FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND 1997 (UNAUDITED AND RESTATED)


                                                   JUNE 30, 1998                                JUNE 30, 1997
                                ---------------------------------------------------  ------------------------------------
                                PREVIOUSLY   NET HEALTH-                             PREVIOUSLY  NET HEALTH-
                                 REPORTED    CARE, INC.    ADJUSTMENT    RESTATED     REPORTED    CARE INC.    ADJUSTMENT
                                -----------  -----------   ----------   -----------  ----------  -----------   ----------
REVENUES:
Premiums earned...............  $ 7,416,526           0                   7,416,526   4,669,794           0
Net commission income.........    1,069,715           0                   1,069,715   1,131,386           0
Staffing income...............    6,267,362   8,596,048                  14,863,410           0   4,664,203
Net investment income.........      891,545           0                     891,545     719,646           0
Other income..................      264,332           0                     264,332     288,061           0
                                -----------  -----------                -----------  ----------  -----------
Total revenues................   15,909,480   8,596,048                  24,505,538   6,808,887   4,664,203
                                -----------  -----------                -----------  ----------  -----------
EXPENSES:
Losses and loss adjustment
  expenses....................    4,004,924           0                   4,004,924   2,526,147           0
Amortization of deferred
  acquisition costs...........    2,445,353           0                   2,445,353   1,689,564           0
Staffing costs................    4,997,868   6,599,050                  11,596,918           0   4,014,249
Other operating expenses......    3,412,835   1,107,020                   4,519,855   1,818,600     848,509
                                -----------  -----------                -----------  ----------  -----------
Total operating expenses......   14,860,980   7,706,070                  22,567,050   6,034,311   4,862,758
                                -----------  -----------                -----------  ----------  -----------
Operating income (loss) before
  income taxes................    1,048,500     889,978                   1,938,478     774,576    (198,555)
                                -----------  -----------                -----------  ----------  -----------
Interest expense..............      154,502     304,083                     458,585      12,084     267,876
Amortization of intangible
  assets and other
  non-operating expenses......       79,165     159,456                     238,621           0           0
                                -----------  -----------                -----------  ----------  -----------
Total non-operating
  expenses....................      233,667     463,539                     697,206      12,084     267,876
                                -----------  -----------                -----------  ----------  -----------
Income (loss) before income
  taxes.......................      814,833     426,439                   1,241,272     762,492    (466,431)
Income taxes..................      141,968           0                     141,968     170,823           0
                                -----------  -----------                -----------  ----------  -----------
Net income (loss).............  $   672,865     426,439                   1,099,304     591,669    (466,431)
                                -----------  -----------                -----------  ----------  -----------
                                -----------  -----------                -----------  ----------  -----------
Net income (loss)--basic......  $   672,865     426,439                   1,099,304     591,669    (466,431)
Impact of potential common
  shares--convertible notes...       79,287           0                      79,287           0           0
                                -----------  -----------                -----------  ----------  -----------
Net income (loss)--diluted....  $   752,152     426,439                   1,178,591     591,669    (466,431)
                                -----------  -----------                -----------  ----------  -----------
                                -----------  -----------                -----------  ----------  -----------
Weighted average shares
  outstanding--basic..........    4,725,000   4,725,000     517,085(1)    5,242,085   4,298,619   4,298,619     517,085(1)
Impact of potential common
  shares--convertible notes...      292,127           0           0         292,127           0           0           0
                                -----------  -----------   ----------   -----------  ----------  -----------   ----------
Weighted average shares
  outstanding--diluted........    5,017,127   4,725,000     517,085       5,534,212   4,298,619   4,298,619     517,085
                                -----------  -----------   ----------   -----------  ----------  -----------   ----------
                                -----------  -----------   ----------   -----------  ----------  -----------   ----------
Net basic earnings (loss) per
  share.......................  $      0.14         .09                        0.21        0.14       (0.11)
                                -----------  -----------                -----------  ----------  -----------
                                -----------  -----------                -----------  ----------  -----------
Net diluted earnings (loss)
  per share...................  $      0.14         .09                        0.21        0.14       (0.11)
                                -----------  -----------                -----------  ----------  -----------
                                -----------  -----------                -----------  ----------  -----------
PRO FORMA INFORMATION
  (UNAUDITED):
Historical income (loss)
  before income taxes.........  $   672,865     426,439                   1,099,304     591,669    (466,431)
Pro forma income tax provision
  (benefit)...................            0     322,610                     322,610           0     (71,268)
                                -----------  -----------                -----------  ----------  -----------
Pro forma net income (loss)...  $   672,865     103,829                     776,694     591,669    (395,163)
                                -----------  -----------                -----------  ----------  -----------
                                -----------  -----------                -----------  ----------  -----------
Pro forma net income
  (loss)--basic...............  $   672,865     103,829                     776,694     591,669    (395,163)
Impact of potential common
  shares--convertible notes...       79,287           0                      79,287           0           0
                                -----------  -----------                -----------  ----------  -----------
Pro forma net income
  (loss)--diluted.............  $   752,152     103,829                     855,981      591,66    (395,163)
                                -----------  -----------                -----------  ----------  -----------
                                -----------  -----------                -----------  ----------  -----------
Weighted average shares
  outstanding--basic..........    4,725,000   4,725,000     517,085(1)    5,242,085   4,298,619   4,298,619     517,085(1)
Impact of potential common
  shares--convertible notes...      292,127     292,127           0         292,127           0           0           0
                                -----------  -----------   ----------   -----------  ----------  -----------   ----------
Weighted average shares
  outstanding--diluted........    5,017,127   5,017,127     517,085       5,534,212   4,298,619   4,298,619     517,085
                                -----------  -----------   ----------   -----------  ----------  -----------   ----------
                                -----------  -----------   ----------   -----------  ----------  -----------   ----------
Pro forma net basic earnings
  (loss) per share............  $      0.14         .02                        0.15        0.14       (0.09)
                                -----------  -----------                -----------  ----------  -----------
                                -----------  -----------                -----------  ----------  -----------
Pro forma net diluted earnings
  (loss) per share............  $      0.14         .02                        0.15        0.14       (0.09)
                                -----------  -----------                -----------  ----------  -----------
                                -----------  -----------                -----------  ----------  -----------



                                 RESTATED
                                -----------
REVENUES:
Premiums earned...............    4,669,794
Net commission income.........    1,131,386
Staffing income...............    4,664,203
Net investment income.........      719,646
Other income..................      288,061
                                -----------
Total revenues................   11,473,090
                                -----------
EXPENSES:
Losses and loss adjustment
  expenses....................    2,526,147
Amortization of deferred
  acquisition costs...........    1,689,564
Staffing costs................    4,014,249
Other operating expenses......    2,667,109
                                -----------
Total operating expenses......   10,897,069
                                -----------
Operating income (loss) before
  income taxes................      576,021
                                -----------
Interest expense..............      279,960
Amortization of intangible
  assets and other
  non-operating expenses......            0
                                -----------
Total non-operating
  expenses....................      279,960
                                -----------
Income (loss) before income
  taxes.......................      296,061
Income taxes..................      170,823
                                -----------
Net income (loss).............      125,238
                                -----------
                                -----------
Net income (loss)--basic......      125,238
Impact of potential common
  shares--convertible notes...            0
                                -----------
Net income (loss)--diluted....      125,238
                                -----------
                                -----------
Weighted average shares
  outstanding--basic..........    4,815,704
Impact of potential common
  shares--convertible notes...            0
                                -----------
Weighted average shares
  outstanding--diluted........    4,815,704
                                -----------
                                -----------
Net basic earnings (loss) per
  share.......................         0.03
                                -----------
                                -----------
Net diluted earnings (loss)
  per share...................         0.03
                                -----------
                                -----------
PRO FORMA INFORMATION
  (UNAUDITED):
Historical income (loss)
  before income taxes.........      125,238
Pro forma income tax provision
  (benefit)...................      (71,268)
                                -----------
Pro forma net income (loss)...      196,506
                                -----------
                                -----------
Pro forma net income
  (loss)--basic...............      196,506
Impact of potential common
  shares--convertible notes...            0
                                -----------
Pro forma net income
  (loss)--diluted.............      195,506
                                -----------
                                -----------
Weighted average shares
  outstanding--basic..........    4,815,704
Impact of potential common
  shares--convertible notes...            0
                                -----------
Weighted average shares
  outstanding--diluted........    4,815,704
                                -----------
                                -----------
Pro forma net basic earnings
  (loss) per share............         0.04
                                -----------
                                -----------
Pro forma net diluted earnings
  (loss) per share............         0.04
                                -----------
                                -----------


----------------------------------------
(1) To record common stock exchanged in connection with merger.


See accompanying auditors' report on supplementary consolidating schedules.

              PREFERRED EMPLOYERS HOLDINGS, INC. AND SUBSIDIARIES



                     CONSOLIDATING SCHEDULES OF CASH FLOWS


    FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND 1997 (UNAUDITED AND RESTATED)


                                                          JUNE 30, 1998                         JUNE 30, 1997
                                              -------------------------------------  ------------------------------------
                                                               NET                                    NET
                                              PREVIOUSLY   HEALTHCARE,               PREVIOUSLY   HEALTHCARE
                                               REPORTED       INC.       RESTATED     REPORTED       INC.       RESTATED
                                              -----------  -----------  -----------  -----------  -----------  ----------
Cash flow from operating activities:
  Net income (loss).........................  $   672,865     426,439     1,099,304      591,644    (466,431)     125,238
  Adjustments to reconcile net income (loss)
    to net cash provided by (used in)
    operating activities:
    Depreciation and amortization...........      177,788     192,856       370,644       84,508      20,464      104,972
    Amortization of deferred acquisition
      costs.................................    2,445,353           0     2,445,353    1,689,564           0    1,689,564
    Deferred income taxes...................      829,401           0       829,401            0           0            0
    Provision for uncollectible accounts....            0     (22,420)      (22,420)           0      44,428       44,428
      Change in:
        Accrued investment income...........       54,521           0        54,521     (173,941)          0     (173,941)
        Receivables.........................   (6,807,260)   (441,637)   (7,248,897)   3,805,897    (720,122)   3,085,775
        Deferred acquisition costs..........   (3,940,329)          0    (3,940,329)  (1,689,564)          0   (1,689,564)
        Unpaid losses and loss adjustment
        expenses............................    3,811,605           0     3,811,605    2,351,679           0    2,351,679
        Unearned premiums...................    4,419,082           0     4,419,082     (951,896)          0     (951,896)
        Premiums payable....................       23,850           0        23,850     (175,721)          0     (175,721)
        Commissions payable.................      (80,839)          0       (80,839)     (83,274)          0      (83,274)
        Accounts payable and accrued
        expenses............................    1,438,208      97,538     1,535,746      999,194     368,647    1,367,841
        Deferred reinsurance income.........            0           0             0     (694,257)          0     (694,257)
        Other, net..........................   (1,754,055)    (19,095)   (1,773,150)   2,090,027     (51,264)   2,038,763
                                              -----------  -----------  -----------  -----------  -----------  ----------
          Net cash provided by (used in)
          operating activities..............    1,290,190     233,681     1,523,871    7,843,885    (804,278)   7,039,607
                                              -----------  -----------  -----------  -----------  -----------  ----------
Cash flow from investing activities:
  Purchase of subsidiary....................   (5,000,000)          0    (5,000,000)           0           0            0
  Purchase of short-term investments, net...   (8,471,577)          0    (8,471,577)           0           0            0
  Purchase of property and equipment........      (54,871)        (26)      (54,897)     (43,295)   (129,157)    (172,452)
                                              -----------  -----------  -----------  -----------  -----------  ----------
  Net cash used in investing activities.....  (13,526,448)        (26)  (13,526,474)     (43,295)   (129,157)    (172,452)
                                              -----------  -----------  -----------  -----------  -----------  ----------
Cash flow from financing activities
  Proceeds from sale of common stock........            0           0             0   10,384,324           0   10,384,324
  Repayment of shareholder loan.............            0           0             0     (150,000)          0     (150,000)
  Proceeds from subordinated convertible
  notes payable.............................    9,621,914           0     9,621,914            0           0            0
  Borrowings from revolving line of credit,
  net.......................................    2,000,000           0     2,000,000            0   1,010,208    1,010,208
  Other, net................................            0     (43,987)      (43,987)           0      (5,660)      (5,660)
                                              -----------  -----------  -----------  -----------  -----------  ----------
  Net cash provided by (used in) financing
  activities................................   11,621,914     (43,987)   11,577,927   10,234,324   1,004,548   11,238,872
                                              -----------  -----------  -----------  -----------  -----------  ----------
Net (decrease) increase in cash.............     (614,344)    189,668      (424,676)  18,034,914      71,113   18,106,027
Cash at beginning of period.................    4,125,147         124     4,125,271    5,591,140      53,627    5,644,767
                                              -----------  -----------  -----------  -----------  -----------  ----------
Cash at end of period.......................  $ 3,510,803     189,792     3,700,595   23,626,054     124,740   23,750,794
                                              -----------  -----------  -----------  -----------  -----------  ----------
                                              -----------  -----------  -----------  -----------  -----------  ----------
Supplemental disclosures of cash flow
  information:
  Income taxes paid.........................  $   950,000           0       950,000            0           0            0
                                              -----------  -----------  -----------  -----------  -----------  ----------
                                              -----------  -----------  -----------  -----------  -----------  ----------
  Interest paid.............................  $    39,900     304,083       343,983            0     267,876      267,876
                                              -----------  -----------  -----------  -----------  -----------  ----------
                                              -----------  -----------  -----------  -----------  -----------  ----------



  See accompanying auditors' report on supplementary consolidating schedules.


                                      F-41